UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Statement

And Notice of Special Meeting of Shareholders

To be held on January    , 2023

                , 2022

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) and management of Canopy Growth Corporation (“Canopy”, “we”, “our” or the “Company”), I am pleased to invite you to a Special Meeting of shareholders (the “Meeting”), which will be held on January        , 2023, at 1:00 p.m., Toronto time. The Meeting will be held in a virtual only format, which will be conducted via live audio webcast at www.virtualshareholdermeeting.com/WEEDSPECIAL2023.

Strategy to Fast Track Access into the U.S. Cannabis Market

On October 25, 2022, Canopy announced a strategy to accelerate entry into the U.S. cannabis market and unleash the value of its full U.S. cannabis ecosystem through the creation of a new U.S.-domiciled holding company, Canopy USA, LLC (“Canopy USA”) and the execution of a deliberate and highly-structured process.

Canopy USA holds all the Company’s U.S. THC investments, which is expected to enable it, following the Meeting and the conversion by Constellation Brands, Inc. (“Constellation”), the Company’s largest shareholder, of its current shareholdings into Exchangeable Shares (as defined below), to exercise rights to acquire Acreage Holdings, Inc. (“Acreage”), Lemurian, Inc. (“Jetty”), and Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”). Canopy holds non-voting and non-participating shares (the “Non-Voting Shares”) in the capital of Canopy USA, which do not carry any voting rights, rights to receive dividends or other rights upon dissolution of Canopy USA, but are exchangeable, at any time, into common shares of Canopy USA. Until such time as Canopy converts the Non-Voting Shares into common shares of Canopy USA, Canopy will have no economic or voting interest in Canopy USA, Wana, Jetty, TerrAscend Corp. (“TerrAscend”) or Acreage and such companies will continue to operate independently.

As the growth of the U.S. cannabis market continues at the state level, this strategy enables Canopy to take control of its own destiny and capitalize on the once-in-a-generation opportunity in the largest cannabis market in the world. These actions are expected to enable Canopy to realize value in the near term while positioning Canopy for profitable growth and a fast start upon federal permissibility.

Highlights of this strategy include:

•

Fast Tracks Entry into the World’s Largest and Fastest Growing Cannabis Market: U.S. is projected to be an over $50 billion market opportunity in 2026,[1] and this strategy aims to unlock the ability to capture share and return on investments made to date. Through these “stepping stone” transactions, Canopy will be strategically repositioned to capitalize on the benefits of complete ownership and control of its U.S. THC portfolio of assets upon federal permissibility.

•

Establishes Industry-Leading, Premium-Focused Brand Powerhouse: Canopy USA’s portfolio includes some of the most recognized, iconic cannabis brands in the U.S. that we believe are ideally positioned in the fastest growing categories, such as edibles, vapes, and flower. Canopy USA is expected to leverage the best of each brand’s offerings to accelerate growth and market expansion as key states across the country continue to allow recreational cannabis usage, realizing value in the near term and setting Canopy up for a fast start upon U.S. federal permissibility.

•

Highlight the Value of the U.S. THC Investments: Canopy and Canopy USA, collectively, stand to rank among the top cannabis companies in North America by revenue.[2] With a protective layer in place for Canopy’s core businesses, including its Canadian and international cannabis operations, Storz & Bickel, BioSteel, and This Works, Canopy is expected to consolidate the financial performance of Canopy USA in accordance with U.S. GAAP, enabling Canopy to highlight the value its U.S. THC assets to investors.

[1]	MJBiz market forecast of total US cannabis market by 2026. All financial figures are in USD unless otherwise specified.
[2]	Based on internal estimates.

•

Financial Benefit via Revenue and Cost Synergies within Canopy USA and across Canopy: The consolidation of U.S. cannabis assets is expected to generate revenue and cost synergies by leveraging the brands, routes to market and operations of the full U.S. cannabis ecosystem.

In addition, as announced on October 25, 2022, we have entered into an arrangement agreement with Canopy USA and Acreage (the “Floating Share Arrangement Agreement”), pursuant to which, subject to Acreage shareholder approval and the terms and conditions of the Floating Share Arrangement Agreement, Canopy USA will acquire all of the issued and outstanding Class D subordinate voting shares of Acreage (the “Floating Shares”) by way of a court-approved plan of arrangement (the “Floating Share Arrangement”) in exchange for 0.45 of a common share of Canopy (each, a “Share”) for each Floating Share held. The acquisition of the Floating Shares by Canopy USA pursuant to the Floating Share Arrangement is expected to occur immediately prior to the acquisition of the Class E subordinate voting shares of Acreage (the “Fixed Shares”) pursuant to the terms of the arrangement agreement dated April 18, 2019, as amended on May 15, 2019, September 23, 2020 and November 17, 2020 (the “Amended Acreage Arrangement”). The Company intends to exercise the option to acquire the Fixed Shares following the Meeting (assuming the Amendment Proposal (as defined below) is approved) and the conversion by Constellation of its current shareholdings into Exchangeable Shares. Upon closing of the Floating Share Arrangement and the Amended Acreage Arrangement, all of the shares of Acreage will be held by Canopy USA. Canopy will not hold any Fixed Shares or Floating Shares of Acreage. The Floating Share Arrangement requires the approval of: (i) at least two-thirds of the votes cast by the holders of the Floating Shares; and (ii) at least a majority of the votes cast by the holders of the Floating Shares, excluding the votes cast by “interested parties” and “related parties” (as such terms are defined in Multilateral Instrument 61-101—Protection Of Minority Security Holders In Special Transactions (“MI 61-101”)), at a special meeting of Acreage shareholders expected to be held in January 2023.

In the event that the Exchangeable Shares are not created or Constellation does not convert its current shareholdings into Exchangeable Shares, Canopy USA will not be permitted to exercise the rights to acquire shares of Acreage, Wana or Jetty and the Floating Share Arrangement Agreement will be terminated. In such circumstances, Canopy will retain its option to acquire the Fixed Shares under the Amended Acreage Arrangement and Canopy USA will continue to hold an option to acquire Wana and Jetty as well as exchangeable shares and other securities in the capital of TerrAscend.

Overview of Exchangeable Shares

At the Meeting, shareholders will be asked to consider, and if deemed appropriate, pass a special resolution authorizing an amendment (the “Amendment Proposal”) to the Company’s Articles of Incorporation, as amended, in order to: (i) create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares in the capital of Canopy (the “Exchangeable Shares”); and (ii) restate the rights of the Shares to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share.

The Exchangeable Shares will not be entitled to voting rights, dividends or other rights upon dissolution of Canopy. Accordingly, the Amendment Proposal provides all shareholders of Canopy with the opportunity to self-assess their level of comfort with the Company’s exposure to the United States cannabis market.

In the event Amendment Proposal is not approved, Canopy USA will not be permitted to exercise the rights to acquire shares of Acreage, Wana or Jetty and the Floating Share Arrangement Agreement will be terminated. In such circumstances, Canopy will retain its option to acquire the Fixed Shares under the Amended Acreage Arrangement and Canopy USA will continue to hold an option to acquire Wana and Jetty as well as exchangeable shares and other securities in the capital of TerrAscend. In addition, the Company is contractually required pursuant to an agreement with Constellation, to convert its Non-Voting Shares into common shares of Canopy USA and cause Canopy USA to repurchase the common shares of Canopy USA held by the third-party investors in the event that Constellation has not converted its Shares into Exchangeable Shares by the later of (i) sixty days after the Meeting or (ii) February 28, 2023.

Relationship with Constellation Brands

Constellation, the Company’s largest shareholder, has indicated its current intention to convert its current shareholdings into Exchangeable Shares, conditional upon the approval of the Amendment Proposal. In addition, we agreed with Constellation that, following the conversion by Constellation of its current shareholdings into Exchangeable Shares, other than the consent agreement in connection with the formation of Canopy USA and the termination rights contained therein and the unsecured senior notes held by Constellation, all agreements between the Company and Constellations will terminate including the investor rights agreement, and Constellation will surrender for cancellation all warrants held. We also anticipate that the Constellation nominees that are currently sitting on the Board, being Judy Schmeling, Garth Hankinson, Robert Hanson and James Sabia, will resign as directors of the Company following the termination of the investor rights agreement.

Formal Meeting Business / Voting Instructions

The attached Notice of Special Meeting and Proxy Statement describes the formal business to be conducted at the Meeting. Registered shareholders and duly appointed proxy holders will have an equal opportunity to participate in the Meeting online regardless of their geographic location.

After consultation with financial and legal advisors, the Board unanimously recommends that shareholders vote their Shares FOR the resolution approving the Amendment Proposal. The accompanying proxy statement contains important information regarding, among other things, the reasons for the Board’s recommendation. Please give this material your careful consideration and, if you require assistance, consult your financial, tax or other professional advisors. If you have any questions or need assistance in voting your Shares, you should contact Canopy’s strategic shareholder advisor and proxy solicitation agent, Laurel Hill Advisory Group, at 1-877-452-7184 (+1 416-304-0211 for collect calls outside North America) or by email at assistance@laurelhill.com.

As a shareholder, you play an essential role in powering the future of our Company and of this transformative industry and accordingly, your vote is important. Whether you plan to attend the Meeting or not, please vote either electronically using the internet or telephone voting procedures described on the Notice of Internet Availability, proxy form or voting instruction form, or complete, sign, date, and return the enclosed proxy form or voting instruction form in the envelope provided at your earliest convenience.

Thank you for your continued commitment to Canopy. We are excited about this strategic opportunity to solidify our position in the world’s largest and fastest growing cannabis market.

Sincerely,

David Klein Chief Executive Officer

CANOPY GROWTH CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY        , 2023

NOTICE HEREBY IS GIVEN that a Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of Canopy Growth Corporation (“Canopy” or the “Company”) will be held on January        , 2023, at 1:00 p.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEEDSPECIAL2023. The Meeting will be held for the following purpose:

1.

to consider, and if deemed advisable, pass a special resolution, as set forth in Appendix A to the accompanying proxy statement, to authorize and approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), in order to: (i) create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares (the “Exchangeable Shares”) and (ii) restate the rights of the Shares to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share;

2.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors for the Company (the “Board”) is not aware of any other business to be presented to a vote of the Shareholders at the Meeting. After consultation with financial and legal advisors, the Board unanimously recommends that Shareholders vote their Shares FOR the resolution to be put forward at the Meeting. The accompanying proxy statement contains important information regarding, among other things, the reasons for the Board’s recommendation. Please give this material your careful consideration and, if you require assistance, consult your financial, tax or other professional advisors.

This Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting. We believe hosting the Meeting virtually will enable increased Shareholder attendance and will encourage more active Shareholder engagement and participation at the Meeting. We encourage Shareholders to participate in the Meeting. You will find important information and detailed instructions about how to participate in our virtual Meeting in the attached proxy statement.

The Board has fixed the close of business on November        , 2022 as the record date for determining the Shareholders entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

The Board has fixed 1:00 p.m. Toronto time on January        , 2023 (or 48 hours, excluding non-business days, before any adjourned or postponed Meeting) as the time by which proxies have to be deposited with the Company or its agent to be acted upon at the Meeting. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting, at the Chair’s discretion, with or without notice.

Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to listen to the Meeting and ask questions but will not be able to vote. Guests may also attend but will not be able to ask questions or vote at the Meeting. A registered Shareholder who wishes to appoint a person other than the management nominees identified on the proxy form must carefully follow the instructions in the attached proxy statement and on their proxy form.

Most Shareholders have a choice of voting over the internet, by telephone or by using a traditional form of proxy. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Your vote by proxy will ensure your representation at the Meeting, regardless of whether you attend the Meeting or not.

Whether or not you expect to attend the virtual Meeting, please submit your proxy or voting instruction form with your voting instructions.

By order of the Board of Directors,

David Klein Chief Executive Officer

Toronto, Ontario

                , 2022

These materials are important and require your immediate attention.

If you have questions or require assistance with voting your Shares,

you may contact the Company’s proxy solicitation agent:

Laurel Hill Advisory Group

North American Toll-Free Number: 1-877-452-7184

Outside North America: 1-416-304-0211

Email: assistance@laurelhill.com

1

CANOPY GROWTH CORPORATION

1 Hershey Drive

Smiths Falls, Ontario, K7A 0A8

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY                 , 2023

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation by the management of Canopy Growth Corporation (“Canopy”, “we,” “our” or the “Company”), a corporation incorporated under the Canada Business Corporations Act (the “CBCA”), of proxies to be voted at the Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of the Company and at any adjournment or postponement thereof.

Unless otherwise specified, the information contained in this Proxy Statement is given as of                 , 2022, the date of this Proxy Statement. All dollar amounts are in United States of America (“US”) dollars (“US$” or “$”), unless stated otherwise. “C$” means Canadian dollars.

In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information contained on any website address referenced in this Proxy Statement is not intended and does not form a part of this Proxy Statement.

We will send a notice of internet availability of the proxy materials (the “Notice of Internet Availability”) to Shareholders on or about                  , 2022.

GENERAL INFORMATION

Forward-Looking Information

This Proxy Statement contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Canopy or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this Proxy Statement. Examples of such statements and uncertainties include statements with respect to: the Company’s ability to execute on its strategy to accelerate the Company’s entry into the U.S. cannabis market; expectations to capitalize on the opportunity for growth in the United States cannabis sector and the anticipated benefits of such strategy; statements with respect to the timing and outcome of the Floating Share Arrangement (as defined below); the anticipated benefits of the Floating Share Arrangement; the anticipated timing of the Acreage special meeting of shareholders and the acquisition of the Fixed Shares (as defined below) and the Floating Shares (as defined below) by Canopy USA (as defined below); the satisfaction or waiver of the closing conditions set out in the Floating Share Arrangement Agreement (as defined below) and the Original Acreage Arrangement Agreement (as defined below), including receipt of all regulatory approvals; the anticipated timing and occurrence of the Company’s exercise of the option to acquire the Fixed Shares and closing of such transaction; the issuance of additional Shares satisfy any deferred and/or option exercise payments to the shareholders of Wana (as defined below) and Jetty (as defined below) and the Non-Voting Shares (as defined below) issuable to Canopy from Canopy USA in consideration thereof;

expectations regarding the potential success of, and the costs and benefits associated with the formation of Canopy USA; the potential conversion of Shares held by the CBG Group (as defined below) to Exchangeable Shares, including the termination of the Investor Rights Agreement (as defined below); and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking statements and information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements and information, including inherent uncertainty associated with projections; the diversion of management time on issues related to Canopy USA; expectations regarding future investment, growth and expansion of operations; the time required to prepare and mail meeting materials to Acreage shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement; risks related to the value of the Shares; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks discussed in the section entitled “Amendment Proposal—Risk Factors Relating to the Amendment Proposal” of this proxy statement and the “Risk Factors” sections contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the Company’s annual report on Form 10-K for the year ended March 31, 2022.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this Proxy Statement are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this Proxy Statement are made as of the date of this proxy statement and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Third-Party Information

This Proxy Statement includes financial, market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although Canopy believes this information to be reliable, Canopy has not independently verified any of the data from third-party sources referred to in this Proxy Statement or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy of such information.

ABOUT THE MEETING

Time, Date and Place

The Meeting will be held on January                 , 2023, at 1:00 p.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEEDSPECIAL2023. The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting.

Assistance with Voting Your Shares

Shareholders who need assistance with voting their Shares should contact the Company’s strategic shareholder advisor and proxy solicitation agent, Laurel Hill Advisory Group, at 1-877-452-7184 (+ 1 416-304-0211 for collect calls outside North America) or by email at assistance@laurelhill.com.

Record Date

The record date for determining the Shareholders entitled to receive notice of and to vote at the Meeting is November                 , 2022 (the “Record Date”). Only Shareholders of record as of the close of business (Toronto time) on the Record Date are entitled to receive notice of and to vote at the Meeting. The failure of any Shareholder who was a Shareholder on the Record Date to receive notice of the Meeting does not deprive the Shareholder of the right to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement is available free of charge at: www.canopygrowth.com/investors/investor-events/special-meeting-2022.

As permitted by the rules of the US Securities and Exchange Commission (“SEC”) and the Canadian securities regulators, the Company is providing meeting-related materials to Shareholders over the internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

The Notice of Internet Availability will explain how to access the Notice of Meeting and this Proxy Statement (collectively, the “proxy materials”) on the internet. Electronic copies of the Notice of Internet Availability and the proxy materials will be available at www.canopygrowth.com/investors/investor-events/special-meeting-2022. All of the above-noted materials are available under the Company’s profile on SEDAR at www.sedar.com and in the Company’s filings on EDGAR. Shareholders are reminded to review these online materials when voting. Electronic copies of the proxy materials in connection with the Meeting will be available on the Company’s website for a period of one year.

Shareholders may request to receive paper copies of the proxy materials in connection with the Meeting at www.proxyvote.com, or by calling 1-877-907-7643 and entering the provided 16-digit control number, or obtain further information about notice-and-access by calling the toll-free number 1-844-916-0609 (English) or 1-844-973-0593 (French), or, by email at noticeandaccess@broadridge.com. In order for Shareholders to receive the paper copies of the proxy materials in advance of any deadline for the submission of voting instructions and the date of the Meeting, it is recommended to request materials using one of the methods above as soon as possible but not later than December                 , 2022.

The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting website. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a non-registered Shareholder, you will not receive a Notice of Internet Availability directly from us, but your Intermediary (as defined below) will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your Shares, as well as other options that may be available to you for receiving our proxy materials.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the management of the Company for use at the Meeting, to be held on January                 , 2023, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. Canopy will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not receive additional compensation but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so. In addition, we have retained Laurel Hill Advisory Group LLC (“Laurel Hill”) to aid in the solicitation of proxies for this year. We will pay Laurel Hill C$90,000.00 in fees plus reimbursement for its reasonable out-of-pocket expenses. We and Laurel Hill may solicit proxies or voting instructions by telephone, facsimile, mail, electronic mail or other means of communication.

If you have any questions or require assistance in voting your Shares, please contact Laurel Hill at 1-877-452-7184 toll free in North America, or 416-304-0211 (outside North America) or by e-mail at: assistance@laurelhill.com.

Persons Who May Vote at the Meeting

If you are a registered Shareholder as of the Record Date, you are entitled to attend the Meeting and cast a vote for Shares registered in your name to approve the matters described in the Notice of Meeting. If you are a registered Shareholder but do not wish to, or cannot, attend the Meeting you can appoint someone who will attend the Meeting and act as your proxyholder to vote in accordance with your instructions. If your Shares are registered in the name of a broker, bank, trust company, investment dealer or other financial institution (each, an “Intermediary”) you should refer to the section entitled “Non-Registered Shareholders” below.

Voting by Registered Shareholders

As a registered Shareholder you can vote your Shares in the following ways:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability or proxy form and follow the instructions on screen.

Phone:	Call 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter voting instructions, sign the proxy form and return the proxy form in the prepaid envelope provided

At the Meeting:	Registered Shareholders and duly appointed proxy holders can vote at the appropriate times by completing a ballot online during the Meeting. We anticipate that once voting has opened during the Meeting the resolutions and voting choices will be displayed and you will be able to vote by selecting your voting direction from the options shown on the screen. You must click submit for your vote to be counted.

If you have any questions regarding these voting instructions or the Meeting, please contact Broadridge Investor Communications Corporation via email at proxy.request@broadridge.com.

Appointing a Proxyholder

The persons named in the enclosed proxy form are directors or officers of Canopy designated by management of Canopy. A registered Shareholder has the right to appoint as proxyholder a person or company (who need not be a Shareholder) other than the persons already named by management of the Company in the enclosed proxy form to attend and act on such registered Shareholder’s behalf at the Meeting. Such right may be exercised by inserting the name of the chosen proxyholder and providing a unique appointee identification number for their appointee to access the Meeting, either online at www.proxyvote.com using the 16-digit control number provided, or, using the proxy form and returning the completed form in the pre-addressed return envelope provided for that purpose, to Broadridge, in each case, no later than 1:00 p.m. Toronto time on January                 , 2023 (or 48 hours, excluding non-business days, before any adjourned or postponed Meeting) (the “Proxy Deposit Date”). The Proxy Deposit Date may be waived or extended by the Chair of the Meeting, at the Chair’s discretion, with or without notice. You must provide your appointee with the exact name and eight-character appointee identification number to access the Meeting. Appointees can only be validated at the virtual Meeting using the exact name and eight-character appointee identification number you enter.

If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.

Instructing your Proxy and Exercise of Discretion by your Proxy

You may indicate on your form of proxy how you wish your proxyholder to vote your Shares. To do this, simply mark the appropriate boxes on the form of proxy. If you do this, your proxyholder must vote your Shares in accordance with the instructions you have given.

If you sign your proxy form but do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your Shares as he or she thinks fit. If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote in accordance with the recommendations of the Board of Directors of the Company (the “Board”).

The Board recommends that Shareholders vote “FOR” the approval of a special resolution, as set forth in Appendix A to this Proxy Statement, to authorize and approve an amendment of the Company’s Articles of Incorporation, as amended (the “Articles”) to (i) create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares in the capital of Canopy (“Exchangeable Shares”); and (ii) restate the rights of the Shares to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share (the “Amendment Proposal”).

Further details about the Amendment Proposal are set forth below under the heading “Amendment Proposal”. If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy form will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, management is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.

Revoking your Proxy

If you want to revoke your proxy after you have delivered it, you can do so at any time before the applicable proxy revocation cut-off specified below. You may do this by (a) attending the Meeting and voting if you were a registered Shareholder at the Record Date; (b) signing and delivering a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the registered office of the Company at 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Chief Legal Officer; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 4:00 p.m. (Toronto time) on the last business day before the day of the Meeting, or any adjournment or postponement thereof, or delivered to the Chair of the Meeting at invest@canopygrowth.com before it commences. If you revoke your proxy and do not replace it with another that is deposited with the Company before the deadline, you can still vote your Shares, but to do so you must attend the Meeting.

Non-Registered Shareholders

The information set forth in this section is of significant importance to Shareholders who do not hold Shares in their own name (“non-registered Shareholders”). If your Shares are not registered in your own name, they will be held in the name of an Intermediary, usually a bank, trust company, securities dealer or other financial institution and, as such, your Intermediary will be the entity legally entitled to vote your Shares and must seek your instructions as to how to vote your Shares.

Intermediaries are required to seek voting instructions from non-registered Shareholders in advance of Shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by non-registered Shareholders to ensure that their Shares are voted at the Meeting. Often, the voting instruction form (“VIF”) supplied to a non-registered Shareholder by its Intermediary is identical to the form of proxy provided by the Company to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the non-registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails the VIF to the non-registered Shareholders and asks the non-registered Shareholders to return the VIF to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A non-registered Shareholder receiving a VIF from Broadridge cannot use that VIF to vote Shares directly at the Meeting. The VIF must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the Shares voted.

Canopy may utilize the Broadridge QuickVote™ service to assist non-registered Shareholders with voting their Shares over the telephone. Alternatively, Laurel Hill Advisory Group, our strategic shareholder advisor and proxy solicitation agent, may contact non-registered Shareholders who do not object to their name being known to the Company to assist them with conveniently voting their Shares directly over the phone. If you have any questions about the Meeting, please contact Laurel Hill Advisory Group by telephone at 1-877-452-7184 (+1 416-304-0211 for calls outside North America) or by email at assistance@laurelhill.com.

If you are a beneficial owner of shares registered in the name of an Intermediary, you may generally change your vote by (1) submitting new voting instructions to your Intermediary or (2) if you have obtained a “legal proxy” from the organization that holds your shares giving you the right to vote your shares, by attending the Meeting and voting in person. However, please consult your broker or other Intermediary for any specific rules it may have regarding your ability to change your voting instructions.

In accordance with the requirements of NI 54-101 and SEC Rule 14a-16, the Company is using notice-and-access to send proxy-related materials for use in connection with the Meeting to non-registered Shareholders using the “indirect” sending procedures set out in NI 54-101 and SEC Rule 14a-16. Accordingly,

the Company has distributed copies of the Notice of Internet Availability or, if a non-registered Shareholder has so requested, proxy materials, in connection with the Meeting to Broadridge to deliver, on behalf of the Intermediaries, to each non-registered Shareholder.

If you are a non-registered Shareholder and wish to appoint someone as your proxyholder, including yourself, to participate in the Meeting, please follow the instructions below under “Participation at the Meeting”.

Voting by Non-Registered Shareholders

As a non-registered Shareholder, you can vote your Shares in the following ways:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability or VIF and follow the instructions on screen.

Phone:	Call 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter your voting instructions, sign and date the VIF, and return the completed VIF in the enclosed postage paid envelope.

If you have any questions regarding this notice or the Meeting, please contact Broadridge Investor Communications Corporation via email at proxy.request@broadridge.com.

Broker Non-Votes

A “broker non-vote” occurs when a broker who holds its customer’s Shares in the name of a brokerage submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers.

Without specific instructions, Canadian brokers are prohibited from voting their customers’ Shares. Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ Shares on “routine” matters only, but not on other matters. There are no routine matters to be voted on at the Meeting. As such, it is important, whether you have a Canadian or US broker, to provide your voting instructions to ensure that your vote will be counted.

Participation at the Meeting

The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast online at www.virtualshareholdermeeting.com/WEEDSPECIAL2023. Shareholders will not be able to attend the Meeting in person. Participating in the Meeting online enables registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, to ask questions and vote, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting. Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting but will not be able to vote. Guests are able to listen to the Meeting but are not able to ask questions or vote at the Meeting.

To log in to the Meeting online visit www.virtualshareholdermeeting.com/WEEDSPECIAL2023 on your smart phone, tablet or computer and check-in using the control number included either on your Notice of Internet Availability, proxy form or VIF, as applicable. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 1:00 p.m. Toronto time on January                 , 2023; however, we recommend that you access the Meeting site at least 30 minutes before the Meeting starts and test your compatibility using the “Click Here” prompt and if necessary upgrade the media player on your device. You will be able to log in 15 minutes before the Meeting starts. To log in, click on one of the following choices:

•	“Shareholders”—enter the 16-digit control number located on your Notice of Internet Availability, form of proxy or VIF. Only registered Shareholders will be entitled to vote at the Meeting; or

•	“Proxyholders / Appointees”—follow the instructions including entering the appointee name and appointee identification number exactly as it was provided by the Shareholder and click on “Submit”; or

•	“Guests”—complete the online form. Guests may attend the Meeting but will not be able to ask questions.

When successfully authenticated, the information screen will be displayed. You can view information about the Company, listen to the webcast and, where applicable, ask questions and vote.

Even if you plan to attend the Meeting, we recommend that you vote in advance, so that your vote will be counted if you later decide not to attend the Meeting. If you wish to attend and vote at the Meeting, please log-on to the virtual Meeting in advance to ensure that your vote will be counted.

How to Vote Your Shares at the Meeting if You are a Non-Registered Shareholder not Resident in the United States

If you are a non-registered Shareholder and you wish to vote your Shares during the Meeting by online ballot through the live webcast platform, you should follow these instructions:

1.

Insert your name and an eight-character appointee identification number either online at www.proxyvote.com using the 16-digit control number provided or in the space provided on the VIF and returning the completed form in the pre-addressed return envelope provided for that purpose to Broadridge, in each case, no later than the Proxy Deposit Date. You must use the exact name and eight-character appointee identification number to access the Meeting. As an appointee you can only be validated at the Meeting using the exact name and eight-character appointee identification number you enter.

2.	If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.

3.

By following the procedures in instruction 1 above, you are instructing your Intermediary to appoint you as proxyholder. If you do not wish to be appointed a proxyholder and vote at the Meeting, please do not complete this portion of the form.

How to Vote at the Meeting If You Are a Non-Registered Shareholder Resident in the United States

If you are a non-registered Shareholder resident in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary or contact your Intermediary to request a proxy form if you have not received one.

Submitting Questions during the Meeting

We expect to hold, to the extent feasible and practical, a live question and answer session in connection with the Meeting. Registered Shareholders, duly appointed proxyholders and non-registered Shareholders will be able to submit questions for the question and answer session. Questions can be submitted only during the Meeting in writing through the live webcast at www.virtualshareholdermeeting.com/WEEDSPECIAL2023 after logging-in and typing your question into the “Ask a Question” field, and clicking “Submit”.

We intend to answer properly submitted questions that are pertinent to the business to be conducted at the Meeting and, as time permits. Questions sent will be moderated before being sent to the Chair of the Meeting. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Meeting matters or that are otherwise inappropriate.

Technical Assistance

If you encounter any technical difficulties accessing the virtual Meeting during the check-in or the Meeting, please call the phone number provided on the website.

Vote Counting

A representative of Broadridge will act as scrutineer at the Meeting and will count the votes.

Quorum

A quorum at meetings of Shareholders consists of the presence, in person, by remote communication or by proxy duly authorized, of the holders of 33 1/3% of the outstanding shares entitled to vote at the meeting.

Required Vote for Approval of the Amendment Proposal; Manner of Counting Votes

You may select “For”, “Against” or “Abstain” with respect to the Amendment Proposal. The affirmative vote of 66 2/3% of the votes cast, in person or by proxy, will constitute approval of the Amendment Proposal. Broker non-votes, if any, and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

Voting Securities and Principal Shareholders

The authorized share capital of the Company currently consists of an unlimited number of Shares. Each Shareholder is entitled to one vote for each Share held by such holder. As of the Record Date, November         , 2022,                 Shares were issued and outstanding.

There are no special rights or restrictions attached to the Shares. The Shares rank equally as to all benefits which might accrue to the holders thereof, including the right to receive dividends out of monies of the Company properly applicable to the payment of dividends if and when declared by the Board and to participate rateably in the remaining assets of the Company in any distribution on a dissolution or winding-up.

Any Shareholder of record at the close of business on the Record Date who either attends the Meeting or who has completed and delivered a proxy in the manner specified, subject to the provisions described above, will be entitled to vote or to have such Shareholder’s Shares voted at the Meeting.

As of the Record Date, to the knowledge of the directors and executive officers of the Company, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company carrying 10% or more of the voting rights attached to the Shares, other than Constellation Brands, Inc. (“CBI”) and its affiliates (together, the “CBI Group”) through CBI’s wholly-owned subsidiaries CBG Holdings LLC (“CBG”) and Greenstar Canada Investment Limited Partnership (“Greenstar” and together with CBG, the “CBG Group”) as set forth in the table below:

Name of Shareholder	Number of Shares Held	Percentage of Shares Outstanding(1)
CBG Group(2)	171,499,258	%

Notes:

(1)	Based on Shares issued and outstanding as of the Record Date.
(2)

Includes 66,999,258 Shares held by Greenstar and 104,500,000 Shares held by CBG. Does not include warrants to purchase 139,745,453 Shares held by CBG. Pursuant to the Consent Agreement (as defined below), CBG is expected to surrender for cancellation the warrants. Further details are set forth under the heading “Amendment Proposal – Background”.

Securityholder Agreements

The Company entered into the second amended and restated investor rights agreement (the “Investor Rights Agreement”) dated April 18, 2019 with the CBG Group. A copy of the Investor Rights Agreement has been filed on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com. On October 24, 2022, we entered into a consent agreement with CBG and Greenstar (the “Consent Agreement”), pursuant to which, we agreed, among other things, that following the conversion by CBG and Greenstar of its Shares into Exchangeable Shares, other than the Consent Agreement and the termination rights contained therein and the Canopy Notes (as defined below) held by Greenstar, all agreements between the Company and Constellations will terminate including the Investor Rights Agreement, will be terminated. Further details are set forth under the heading “Amendment Proposal – Background”.

INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

Other than as disclosed herein, no person or company who is, or at any time since the beginning of the Company’s financial year ended March 31, 2022 was, a director or executive officer of the Company or an associate or affiliate of any such director or executive officer, has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting.

AMENDMENT PROPOSAL

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, pass a special resolution authorizing the Amendment Proposal in order to: (i) create a new class of Exchangeable Shares; and (ii) restate the rights of the Shares to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share. The Exchangeable Shares will not carry voting rights, rights to receive dividends or other rights upon dissolution of Canopy.

Background

The Amendment Proposal stems from extensive planning that the Company has undertaken based on consultation, analysis and developments with respect to the U.S. cannabis industry. The following is a summary of certain events leading up to the formation and public announcement of Canopy USA, LLC (“Canopy USA”). Our Board and management team regularly reviews the Company’s overall corporate strategy and long-term strategic plan with the goal of maximizing Shareholder value. As the U.S. cannabis industry continues to develop, Canopy regularly considers opportunities to gain exposure to the U.S. cannabis market. However, in this regard, please see the disclosure under the heading “Risk Factors Relating to the Amendment Proposal”.

On October 16, 2017, the Toronto Stock Exchange (the “TSX”) provided clarity regarding the application of Sections 306 (Minimum Listing Requirements) and 325 (Management) and Part VII (Halting of Trading, Suspension and Delisting of Securities) of the TSX Company Manual (collectively, the “TSX Requirements”) to issuers with business activities in the cannabis sector. In TSX Staff Notice 2017-0009 (the “TSX Staff Notice”), the TSX stated that issuers with ongoing business activities that violate U.S. federal law regarding cannabis are not in compliance with the TSX Requirements. The TSX noted that these non-compliant business activities may include (i) direct or indirect ownership of, or investment in, entities engaging in activities related to the cultivation, distribution or possession of cannabis in the United States, (ii) commercial interests or arrangements with such entities, (iii) providing services or products specifically targeted to such entities, or (iv) commercial interests or arrangements with entities engaging in providing services or products to U.S. cannabis companies. The TSX reminded issuers that, among other things, should the TSX find that a listed issuer is engaging in activities contrary to the TSX Requirements, the TSX has the discretion to initiate a delisting review. As a TSX-listed issuer, Canopy was and remains subject to the TSX Requirements and accordingly is prohibited from owning or investing, either directly or indirectly, in entities engaging in activities related to the cultivation, distribution or possession of cannabis in the United States that could be deemed to violate applicable federal laws relating to cannabis.

In the summer of 2018, Canopy engaged legal counsel to consider potential structuring alternatives which could allow Canopy to engage in legal and stock exchange compliant transactions with U.S. cannabis businesses in order to create Shareholder value and provide conditional exposure to the largest cannabis market in the world contingent upon federal legalization. At the same time, Canopy was advised that TerrAscend Corp. (“TerrAscend”) was interested in pursuing U.S. business opportunities in the cannabis sector, which would be contrary to certain covenants made to Canopy. After significant discussion, deliberation and proposed structure alternatives, Canopy and TerrAscend entered into an arrangement agreement in order for Canopy to reorganize its interest in TerrAscend to hold non-voting and non-participating shares (the “TerrAscend Exchangeable Shares”), which would be convertible into common shares of TerrAscend upon legalization of cannabis under applicable federal laws in the United States.

On April 18, 2019, Canopy and Acreage Holdings, Inc. (“Acreage”) entered into an arrangement agreement (the “Original Acreage Arrangement Agreement”) pursuant to which Canopy was granted the right (the “Acreage Option”) to acquire all of the issued and outstanding shares of Acreage on the date that federal laws in the United States were amended to permit the general cultivation, distribution and possession of marijuana (as defined in 21 U.S.C 802) or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”), unless such Triggering Event restriction is waived by Canopy.

On March 10, 2020, the Company and a subsidiary of TerrAscend entered into a loan in the amount of C$80.5 million pursuant to a secured debenture (the “TerrAscend Canada Loan”) and, in order to provide Canopy with additional conditional exposure to TerrAscend, TerrAscend issued Canopy 17,808,975 common share purchase warrants (“TerrAscend Warrants”).

On June 24, 2020, based on changing market conditions, the Company and Acreage entered into a proposal agreement to amend the terms of the existing plan of arrangement made pursuant to the Original Acreage Arrangement Agreement (the “Amended Acreage Arrangement”) and enter into the second amendment to the Original Acreage Arrangement Agreement. Shareholders of Acreage voted in favor of the amended plan of arrangement, which was implemented on September 23, 2020. At the same time, a subsidiary of the the Company and a subsidiary of Acreage entered into a loan in the amount of up to C$100 million pursuant to a secured debenture (the “Acreage Hemp Loan”).

On December 10, 2020, in order to further enhance the Company’s conditional interests in TerrAscend, a subsidiary of the Company and another subsidiary of TerrAscend entered into a loan in the amount of $20 million pursuant to a secured debenture (the “Arise Loan”) and TerrAscend issued Canopy 2,105,718 TerrAscend Warrants.

On December 21, 2020, in order to divest of the Company’s interest in RIV Capital Inc. (formerly Canopy Rivers inc.) (“RIV”) in connection with RIV’s desire to pursue opportunities in the U.S. cannabis sector, the Company and RIV entered into an arrangement agreement pursuant to which, among other things, the Company acquired additional TerrAscend Exchangeable Shares, 2,559,437 TerrAscend Warrants and a C$13.2 million loan receivable owing by a subsidiary of TerrAscend (the “TerrAscend Canada RIV Loan”). The arrangement with RIV was completed on February 23, 2021.

On January 13, 2021, in order to further increase Canopy’s conditional ownership of TerrAscend, the Company and a third-party entered into an option agreement pursuant to which Canopy has the right to acquire 1,072,450 common shares of TerrAscend upon the occurrence of a Triggering Event, unless such restriction is waived by Canopy, for an aggregate exercise price of $1.00.

On March 1, 2021, in connection with the dissolution of More Life Growth Company ULC, the Company was issued a warrant (the “Strix Warrant”) to acquire 15.0% of the common units of Strix II, LLC upon the occurrence of a Triggering Event, unless such restriction is waived by Canopy, for an aggregate exercise price of $1.50, subject to adjustment in the event of additional security issuances by Strix II, LLC prior to the date of the Triggering Event.

Throughout 2021, as cannabis regulatory advancements continued across various U.S. states, the Company continued to evaluate potential accretive growth opportunities in the United States. The Company considered a wide variety of target companies and on October 14, 2021, the Company entered into a series of option agreements pursuant to which certain subsidiaries of Canopy, being Canopy Elevate I LLC, Canopy Elevate II LLC and Canopy Elevate III LLC (collectively, the “Canopy Elevate Entities”) have the right to acquire all of the issued and outstanding securities of Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”) upon the occurrence of a Triggering Event, unless such restriction is waived by Canopy (the “Wana Option”).

In addition, on December 22, 2021, the Company entered into an option agreement pursuant to which a subsidiary of Canopy has the right (the “Cultiv8 Option”) to acquire 19.99% of the membership interests of Cultiv8 Interests, LLC upon the occurrence of a Triggering Event, unless such restriction is waived by Canopy, for an aggregate exercise price of $1.00.

To further enhance its conditional exposure to the U.S. cannabis sector, on May 18, 2022, the Company entered into a series of option agreements pursuant to which Canopy Oak, LLC, a subsidiary of Canopy

(“Canopy Oak”), has the right to acquire all of the issued and outstanding shares of Lemurian, Inc. (“Jetty”) upon the occurrence of a Triggering Event, unless such restriction is waived by Canopy (the “Jetty Option”).

Following completion of the various strategic U.S. transactions by the Company over the last four years, Canopy’s conditional U.S. investments include, among other things, the Acreage Option, the Wana Option, the Jetty Option, the Cultiv8 Option, the Strix Warrant, 38,890,570 TerrAscend Exchangeable Shares, an aggregate of 22,474,130 TerrAscend Warrants, the TerrAscend Canada Loan, the Arise Loan, the TerrAscend Canada RIV Loan and an option to acquire 1,072,450 common shares of TerrAscend (collectively, the “Structured U.S. Investments”). As a result of the various investments, counterparties and definitive agreements representing the Structured U.S. Investments, in early 2022, the Company began to consider structural options to consolidate such investments as the time, complexity and cost associated with monitoring and valuing each underlying asset became increasingly onerous. In addition, as the cost of capital globally, but in particular in the cannabis sector, increased and new financing opportunities became increasingly limited, management of the Company believed that consolidation of the Structured U.S. Investments would also provide Acreage, Wana and Jetty with cost-saving opportunities through the realization of potential synergies that may be developed across the broader Canopy USA platform. After several months of analysis and structuring with legal counsel and financial and tax advisors, the Company finalized a structural path in August 2022 to form and transfer the Structured U.S. Investments, other than the Acreage Option, to Canopy USA. The internal reorganization was completed on October 24, 2022.

On October 24, 2022, Canopy USA issued 1,000,000 Class A shares (the “Canopy USA Common Shares”) to a third-party investor (the “Investor”), who is a former shareholder of Jetty. Following the closing of the investment, the Company holds non-voting and non-participating shares (the “Non-Voting Shares”) in the capital of Canopy USA, representing approximately 0.7% of the issued and outstanding shares in Canopy USA on an as-converted basis. The Company also retains a call right (the “Repurchase Right”) to repurchase all shares of Canopy USA that have been issued to the Investor at a price per Canopy USA Common Share equal to the greater of fair market value and $2,000,000; provided that if the repurchase occurs prior to March 31, 2023, the Repurchase Right can be exercised at the initial subscription price. The Investor has also been granted the right to appoint one member to the Canopy USA board of managers and a put right following the Company’s conversion of the Non-Voting Shares into Canopy USA Common Shares on the same terms and conditions as the Repurchase Right.

On October 24, 2022, Canopy USA and the Company also entered into an agreement with, among others, Nancy Whiteman, the controlling shareholder of Wana, whereby subsidiaries of Canopy USA agreed to pay additional consideration in order to acquire the Wana Option and the future payments owed in connection with the exercise of the Wana Option will be reduced to $3.00 in exchange for the issuance of Canopy USA Common Shares and Shares (the “Wana Amending Agreement”). The Canopy USA Common Shares and Shares will only be issued to Ms. Whiteman, or entities controlled by Ms. Whiteman, after January 1, 2023 and following completion of a valuation of Wana and Canopy USA as of no earlier than January 1, 2023. The Wana Amending Agreement may be terminated and no Canopy USA Common Shares or Shares will be issued to Ms. Whiteman, or entities controlled by Ms. Whiteman in the event that CBG and Greenstar have not converted their Shares into Exchangeable Shares by the later of (i) sixty days after the Meeting or (ii) March 31, 2023. The Canopy USA Common Shares issuable to Ms. Whiteman, or entities controlled by Ms. Whiteman, will also be subject to a repurchase right (the “Wana Repurchase Right”) to repurchase all Canopy USA Common Shares that have been issued at a price per Canopy USA Common Share equal to the greater of fair market value as determined by an appraiser and the initial subscription price multiplied by an accrued annual interest rate of 10%. As part of this agreement, the Company has granted Ms. Whiteman the right to appoint one member to the Canopy USA board of managers and a put right on the same terms and conditions as the Wana Repurchase Right.

CBI, the Company’s largest shareholder, has indicated its current intention to convert all of its Shares into Exchangeable Shares and to no longer hold any equity interest in the Company other than Exchangeable Shares. On October 24, 2022, we entered into the Consent Agreement pursuant to which, we agreed, among other things, that following the conversion by CBG and Greenstar of its Shares into Exchangeable Shares, other than the Consent Agreement and the termination rights contained therein and the Canopy Notes held by Greenstar, all agreements between the Company and Constellations will terminate including the Investor Rights Agreement, the First Consent Agreement (as defined below) and the Second Consent Agreement (as defined below) will be terminated and CBG will surrender for cancellation the warrants held by CBG to purchase 139,745,453 Shares. We also anticipate that the CBI nominees that are currently sitting on the Board, being Judy Schmeling, Garth Hankinson, Robert Hanson and James Sabia, will resign as directors of the Company. In such circumstances, the Company will reconstitute the committees of the Board in order to remain in compliance with Nasdaq Global Select Market (“Nasdaq”) requirements.

On October 24, 2022, the Company also entered into an arrangement agreement with Canopy USA and Acreage (the “Floating Share Arrangement Agreement”), pursuant to which, subject to Acreage shareholder approval and the terms and conditions of the Floating Share Arrangement Agreement, Canopy USA will acquire all of the issued and outstanding Class D subordinate voting shares of Acreage (the “Floating Shares”) by way of a court-approved plan of arrangement (the “Floating Share Arrangement”) in exchange for 0.45 of a Share for each Floating Share held. The acquisition of the Floating Shares by Canopy USA pursuant to the Floating Share Arrangement is expected to occur immediately prior to the acquisition by Canopy USA of the Class E subordinate voting shares of Acreage (the “Fixed Shares”); provided that in the event that the Exchangeable Shares are not created or CBG and Greenstar do not convert their Shares into Exchangeable Shares, the Floating Share Arrangement Agreement will be terminated. The Company also announced its intention to exercise the option to acquire the Fixed Shares following the Meeting (assuming the Amendment Proposal is approved) and the conversion by Constellation of its current shareholdings into Exchangeable Shares. Upon closing of the Floating Share Arrangement and the Amended Acreage Arrangement, all of the shares of Acreage will be held by Canopy USA. Canopy will not hold any Fixed Shares or Floating Shares of Acreage. The Floating Share Arrangement requires the approval of: (i) at least two-thirds of the votes cast by the holders of the Floating Shares; and (ii) at least a majority of the votes cast by the holders of the Floating Shares, excluding the votes cast by “interested parties” and “related parties” (as such terms are defined in MI 61-101), at a special meeting of Acreage shareholders expected to be held in January 2023.

The Company, on behalf of Canopy USA, has also agreed to issue Shares with a value of $50 million to, among others, certain unitholders (the “Holders”) of High Street Capital Partners, LLC, a subsidiary of Acreage (“HSCP”), in order to reduce a potential liability of approximately $121 million pursuant to HSCP’s amended tax receivable agreement and the related tax receivable bonus plans. Shares with a value of approximately $15 million will be issued to certain Holders promptly following October 24, 2022 as the first installment under this agreement with the second payment of approximately $15 million in Shares to occur on the earlier of (a) the second business day following the date on which the shareholders of Acreage approve the Floating Share Arrangement; or (b) April 24, 2023. The final payment with a value of approximately $20 million will be issued immediately prior to completion of the Floating Share Arrangement. The Company has also agreed to register the resale of such Canopy Shares under the Securities Act of 1933, as amended. In addition, a wholly-owned subsidiary of the Company (“Acreage Debt Optionholder”) has also agreed, subject to certain conditions precedent, to acquire an option to purchase the outstanding principal of Acreage’s debt, being an amount up to $150 million (the “Acreage Debt”) from Acreage’s existing lenders (the “Lenders”) in exchange for an option premium payment of $28.5 million (the “Option Premium”). The Acreage Debt Optionholder will have the right to exercise the option at its discretion, and if the option is exercised, the Option Premium will be used towards settlement of the outstanding principal of Acreage Debt. In the event that Acreage repays the Acreage Debt on or prior to maturity, the Option Premium will be returned to the Acreage Debt Optionholder. In the event that Acreage defaults on the Acreage Debt and the Acreage Debt Optionholder does not exercise its option to acquire the Acreage Debt, the Option Premium will be released to the Lenders.

On October 24, 2022, the Company also entered into agreements with certain of its lenders under its term loan credit agreement dated March 18, 2021 (the “Credit Agreement”) pursuant to which the Company will tender US$187,500,000 of the principal amount outstanding thereunder at a discounted price of US$930 per

US$1,000 or US$174,375,000 in the aggregate (the “Paydown”). The Paydown will be made in two equal payments: the first payment on or about November 10, 2022, and the second payment on or about April 17, 2023. In connection with the Paydown, the Company agreed with its lenders to amend certain terms of the Credit Agreement (collectively, the “Credit Agreement Amendments”). The Credit Agreement Amendments include, among other things, reductions to the minimum Liquidity (as defined in the Credit Agreement) covenant to US$100,000,000, which is to be reduced as payments are made in accordance with the Paydown, certain changes to the application of net proceeds from asset sales and the establishment of a new committed delayed draw term credit facility in an aggregate principal amount of US$100,000,000. In addition, the Credit Agreement Amendments include the elimination of the additional US$500,000,000 incremental term loan facility.

On October 25, 2022, the Company announced the formation of Canopy USA, the entering into of the Consent Agreement and the Floating Share Arrangement Agreement, the issuance of Shares to the Holders, the option to acquire the Acreage Debt from the Lenders, the intention to exercise the option to acquire the Fixed Shares, the Paydown, the Credit Agreement Amendments and the Meeting in order to consider the Amendment Proposal.

Structure of Canopy USA

Canopy USA is currently controlled by the Investor who has acquired and continues to hold all of the outstanding Canopy USA Common Shares. Canopy USA currently holds, directly or indirectly, the Company’s Structured U.S. Investments (other than the Acreage Option) as follows:

a)	Canopy USA owns all of the shares of the Canopy Elevate Entities, which hold the Wana Option;

b)	Canopy USA owns all of the shares of Canopy Oak, which holds the Jetty Option;

c)	Canopy USA holds the Cultiv8 Option, the Strix Warrant and the Acreage Hemp Loan;

d)	Canopy USA is the general partner of various limited partnerships that own and control:

i.	38,890,570 TerrAscend Exchangeable Shares;

ii.	an option to acquire 1,072,450 common shares of TerrAscend;

iii.	22,474,130 TerrAscend Warrants;

iv.	the TerrAscend Canada Loan;

v.	the Arise Loan; and

vi.	the TerrAscend Canada RIV Loan.

Subject to Acreage shareholder approval and the terms and conditions of the Floating Share Arrangement Agreement, Canopy USA will also acquire all of the issued and outstanding Floating Shares. The acquisition by Canopy USA of the Floating Shares pursuant to the Floating Share Arrangement Agreement is expected to occur immediately prior to the acquisition of the Fixed Shares by Canopy USA. In the event that the Exchangeable Shares are not created or CBG and Greenstar do not convert their current shareholdings into Exchangeable Shares, Canopy USA will not be permitted to exercise the rights to acquire shares of Acreage, Wana or Jetty and the Floating Share Arrangement Agreement will be terminated. In such circumstances, Canopy will retain its option to acquire the Fixed Shares under the Amended Acreage Arrangement and Canopy USA will continue to hold an option to acquire Wana and Jetty as well as exchangeable shares and other securities in the capital of TerrAscend. In addition, the Company is contractually required pursuant to the terms of the Consent Agreement, to convert its Non-Voting Shares into Canopy USA Common Shares and cause Canopy USA to repurchase the Canopy USA Common Shares held by the third-party investors in the event that the Consent Agreement is terminated, which will occur if CBG and Greenstar have not converted its Shares into Exchangeable Shares by the later of (i) sixty days after the Meeting or (ii) February 28, 2023.

The Floating Share Arrangement requires the approval of: (i) at least two-thirds of the votes cast by the holders of the Floating Shares; and (ii) at least a majority of the votes cast by the holders of the Floating Shares, excluding the votes cast by “interested parties” and “related parties” (as such terms are defined in MI 61-101), at a special meeting of Acreage shareholders expected to be held in January 2023. Canopy will not hold any Fixed Shares or Floating Shares of Acreage. Canopy will receive additional Non-Voting Shares from Canopy USA as consideration for the issuance of Shares that Acreage shareholders will receive in accordance with the Amended Acreage Arrangement and the Floating Share Arrangement. It is anticipated that Canopy USA will own all of the issued and outstanding shares of Acreage. Following the Meeting, Canopy USA is also expected to exercise the Wana Option and the Jetty Option. Exercising the Wana Option will result in the payment of a certain portion of the exercise price for the Wana Option to Nancy Whiteman or entities controlled by Ms. Whiteman. The exercise of the Jetty Option will result in the payment of a certain portion of the exercise price for the Jetty Option to the Investor.

Canopy currently holds Non-Voting Shares of Canopy USA, representing approximately 99.3% of the issued and outstanding shares of Canopy USA on an as-converted basis. The Non-Voting Shares do not carry voting rights, rights to receive dividends or other rights upon dissolution of Canopy USA, but are exchangeable into Canopy USA Common Shares. The Canopy USA board of managers is intended to consist of four managers but is currently comprised of three managers (David Klein, Robert Hambrecht and Ms. Whiteman), with one vacancy. The Investor has the right to appoint one member to the Canopy USA board of managers until such time as the Investor holds less than 4.4% of the issued and outstanding Canopy USA Common Shares. The Investor has appointed Mr. Hambrecht as its representative on the Canopy USA board of managers. Ms. Whiteman also has the right to appoint one member to the Canopy USA board of managers until such time as Ms. Whiteman beneficially holds 10.0% or less of the issued and outstanding Canopy USA Common Shares; provided that irrespective of whether Ms. Whiteman beneficially holds more than 10% of the Canopy USA Common Shares, such right shall exist until at least the 24 month anniversary of the date of the first issuance of Canopy USA Common Shares to Ms. Whiteman. Ms. Whiteman has appointed herself to the Canopy USA board of managers. The Company has the right to appoint two managers to the Canopy USA board of managers; however, the Company has currently only appointed David Klein to the Canopy USA board of managers.

As a result of the limited rights associated with the Non-Voting Shares, Canopy and Canopy USA have entered into a protection agreement (the “Protection Agreement”) to provide for certain negative covenants in order to preserve the value of the Non-Voting Shares held by the Company until such time as Canopy holds Canopy USA Common Shares.

The Protection Agreement requires Canopy USA to maintain and preserve its business organizations, properties, assets, rights, employees, goodwill and business relationships and, among other things, restricts Canopy USA from:

a)	amending its constating or similar organizational documents;

b)	changing the size of the board of managers;

c)	declaring, setting aside or paying any dividend or other distribution of any kind or nature;

d)	issuing additional securities to any person other than Canopy, provided that any securities issued must include a repurchase right in favor of Canopy USA;

e)	amending the terms of any outstanding securities;

f)	reorganizing, amalgamating or merging with a third-party;

g)	undertaking any dissolution, liquidation or winding-up or any other distribution of assets for the purpose of winding-up its affairs;

h)	incurring, in the aggregate, debt that exceeds a specified threshold;

i)	selling any single asset or series of assets of Canopy USA; and

j)

taking any action, or refraining from taking any action, or permitting any action to be taken or not taken, which could reasonably be expected to prevent, materially delay or otherwise impede the ability for the Company to convert the Non-Voting Shares into Canopy USA Common Shares.

In addition, the Protection Agreement requires Canopy USA to, among other things: (a) maintain its good standing and qualification to conduct business in its jurisdiction of formation and in any other jurisdiction in which it is so qualified; (b) obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are required in order to maintain material contracts and in order to permit the Company to convert the Non-Voting Shares into Canopy USA Common Shares; and (c) notify the Company of certain specified developments and provide ongoing monthly and annual financial information.

Subject to the terms and conditions of the Protection Agreement and the terms of the option agreements to acquire Wana and Jetty, Canopy may also be required to issue additional Shares in satisfaction of certain deferred and/or option exercise payments to the shareholders of Wana or Jetty. Canopy will receive additional Non-Voting Shares from Canopy USA as consideration for any Shares issued in the future to the shareholders of Wana or Jetty.

Reasons for the Transaction and Recommendation of the Board

In reaching its conclusions and formulating its recommendations, the Board consulted with management and the Company’s legal and financial advisors. The Board considered a number of factors, including those listed below. The following is a summary of the principal reasons for the unanimous recommendation of the Board that Shareholders vote FOR the Amendment Proposal.

a)

Fast Tracks Entry into the World’s Largest and Fastest Growing Cannabis Market: The United States cannabis market is projected to be over $50 billion market in 2026, and this strategy aims to unlock the ability to capture share and return on investments made to date. Through these “stepping stone” transactions, Canopy will be strategically repositioned to capitalize on the benefits of complete ownership and control of its U.S. THC portfolio of assets upon U.S. federal permissibility.

b)

Establishes Industry-Leading, Premium-Focused Brand Powerhouse: Canopy USA’s portfolio includes some of the most recognized, iconic cannabis brands in the United States that we believe are ideally positioned in the fastest growing categories, such as edibles, vapes, and flower. Canopy USA is expected to leverage the best of each brand’s offerings to accelerate growth and market expansion as key states across the country continue to allow recreational cannabis usage, realizing value in the near term.

c)

Highlight the Value of Canopy’s U.S. THC Investments: Canopy and Canopy USA, collectively, stand to rank among the top cannabis companies in North America by revenue.[3] With a protective layer in place for Canopy’s core businesses, including its Canadian and international cannabis operations, STORZ & BICKEL, BioSteel, and This Works, Canopy is expected to consolidate the financial performance of Canopy USA in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), enabling Canopy to highlight the value of its U.S. THC assets to investors.

d)

Financial Benefit via Revenue and Cost Synergies within Canopy USA and across Canopy: The consolidation of the Structured U.S. Investments is expected to generate revenue and cost synergies by leveraging the brands, routes to market and operations of the full U.S. cannabis ecosystem.

e)	Accretive to Shareholders: Management of Canopy expects that Canopy USA will be accretive on a number of key metrics based on research estimates for Canopy.

f)	Time, Complexity and Cost of Structured U.S. Investments: As a result of the various different investments, counterparties and definitive agreements in connection with the Structured U.S.

[3]	Based on internal estimates.

Investments, the Company desired to consolidate its Structured U.S. Investments as the time, complexity and cost associated with monitoring and valuing each underlying contract became burdensome.

g)

Exchangeable Shares Provide Optionality to Shareholders: While Canopy believes it complies with all applicable laws and regulations, the regulatory environment in the United States is rapidly evolving and highly uncertain. Accordingly, there is a risk that the Company’s interpretation of laws, regulations, and guidelines, may differ from those of others, including those of shareholders, government authorities, securities regulators, and stock exchanges. In this regard, please see the disclosure under the heading “Risk Factors Relating to the Amendment Proposal”. The Amendment Proposal is intended to provide all Shareholders with the opportunity to self-assess their level of comfort with the Company’s exposure to the United States cannabis market. The Exchangeable Shares provide Shareholders that may otherwise have concerns about the Company’s exposure to the United States cannabis market with an opportunity to retain an interest in Canopy through a non-voting and non-participating share.

h)

Other Factors: The Board further considered current economics, industry and market trends affecting Canopy and information concerning the business, operations, assets, financial condition, operating results and prospects of Canopy.

The Board also considered a variety of risks and other potentially negative factors including those matters described under the heading “Risk Factors Relating to the Amendment Proposal”. The Board believed that overall, the anticipated benefits to Canopy outweighed these risks and negative factors.

The information and factors described above and considered by the Board in reaching their determinations and recommendations are not intended to be exhaustive, but include material factors considered by the Board. In view of the wide variety of factors considered and the complexity of these matters, the Board did not find it practicable to, and therefore did not, quantify, rank or otherwise assign relative weights to these factors. In addition, individual members of the Board may have given different weight to different factors.

The Amendment Proposal

At the Meeting, the Shareholders will be asked to consider and, if deemed advisable, to pass, with or without variation, the Amendment Proposal, the full text of which is set forth in Appendix A to this Proxy Statement, authorizing and approving the amendment to the Articles in order to: (i) create the Exchangeable Shares and authorize the issuance of an unlimited number of Exchangeable Shares; and ii) restate the rights of the Shares to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share. Upon creation of the Exchangeable Shares, the Company will have two classes of shares outstanding; the Shares and the Exchangeable Shares.

The following summarizes the terms of the Shares and Exchangeable Shares following the amendment of the Articles. The following description of the share terms is qualified in its entirety by reference to the full text of the proposed share terms, which is set forth in Appendix B to this Proxy Statement.

Subject to the provisions of the CBCA, the special rights and restrictions attached to the Shares or Exchangeable Shares may be modified if the amendment is authorized by not less than 66 2/3% of the votes cast at a meeting of holders of all such shares duly held for that purpose. However, if the holders of Shares, as a class, or the holders of Exchangeable Shares, as a class, are to be affected in a manner materially different from any other classes of such shares, the amendment must, in addition, be authorized by not less than 66 2/3% of the votes cast at a meeting of the holders of the class of shares which is affected differently.

Shares

The holders of the Shares will be entitled to receive notice of and to attend and will be entitled to one vote at any meeting of the Shareholders of the Company for each Share held. The holders of the Shares will be entitled to receive dividends as and when the directors in their discretion declare dividends on the Shares and pay the same. The holders of the Shares will be entitled to receive the remaining property of the Company in the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or other distribution of assets of the Company among its Shareholders for the purpose of winding-up its affairs. No subdivision or consolidation of the Shares may be carried out unless, at the same time, the Exchangeable Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of securities. Each issued and outstanding Share may at any time, at the option of the holder, be converted into one Exchangeable Share.

Exchangeable Shares

The holders of Exchangeable Shares will not be entitled to receive notice of, attend, or vote at meetings of the shareholders of the Company; provided that the holders of Exchangeable Shares will, however, be entitled to receive notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or assets, or a substantial part thereof, but holders of Exchangeable Shares will not be entitled to vote at such meetings. The holders of Exchangeable Shares will not be entitled to receive any dividends. In the event of the dissolution, liquidation or winding-up of the Company or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of Exchangeable Shares will not be entitled to receive any amount, property or assets of the Company. Each issued and outstanding Exchangeable Share may, at any time, at the option of the holder, be exchanged for one Share.

Upon any consolidation, amalgamation, arrangement, merger, redemption, compulsory acquisition or similar transaction of or involving the Common Shares, or a sale or conveyance of all or substantially all the assets of the Corporation to any other body corporate, trust, partnership or other entity (each, a “Change of Control”), each Exchangeable Share that is outstanding on the effective date of such Change of Control will remain outstanding and, upon the exchange of such Exchangeable Share thereafter, will be entitled to receive and will accept, in lieu of the number of Shares that the holder thereof would have been entitled to receive prior to such effective date, the number of shares or other securities or property (including cash) that such holder would have been entitled to receive on such Change of Control, if, on the effective date of such Change of Control, the holder had been the registered holder of the number of Shares which it was entitled to acquire upon the exchange of the Exchangeable Share as of such date (the “Adjusted Exchange Consideration”); provided that, in the event the Exchangeable Shares are to be exchanged for securities of another body corporate, trust, partnership or other entity that are substantially similar to the terms of the Exchangeable Shares (the “Alternative Exchangeable Security”), as determined by the Board, acting reasonably, using the same exchange ratio as is applicable for the Shares in connection with the Change of Control, then in such circumstances, each Exchangeable Share that is outstanding on the effective date of a Change of Control will be exchanged for the Alternative Exchangeable Security.

If the Adjusted Exchange Consideration includes cash, then the Company will, or will cause the other body corporate, trust, partnership or other entity resulting from or party to such Change of Control to, deposit with an escrow agent appointed by the Company on the closing date of the Change of Control the aggregate cash that would be payable to holders of Exchangeable Shares if all of the outstanding Exchangeable Shares were exchanged immediately prior to the Change of Control. All such funds will be held by the escrow agent in a segregated interest-bearing account for the benefit of the holders of Exchangeable Shares, and will solely be used to satisfy the cash portion of the Adjusted Exchange Consideration upon exchanges of Exchangeable Shares into Shares from time to time (with holders of Exchangeable Shares being entitled to any accumulated interest on the funds from the date of initial deposit to and including the Business Day immediately preceding the date of exchange, on a pro rata basis).

If, in connection with a Change of Control, a holder of a Share may elect a form of consideration (including, without limitation, shares, other securities, cash or other property) from options made available, then all holders of Exchangeable Shares will be deemed to have elected to receive an equal percentage of each of the different types of consideration offered, unless otherwise agreed in writing by all holders of Exchangeable Shares in accordance with the terms of the transaction and prior to any applicable election deadline; provided that if the option made available is between two securities, one of which is an Alternative Exchangeable Security, then all holders of Exchangeable Shares will be deemed to have elected to receive solely Alternative Exchangeable Securities. In such case, the Adjusted Exchange Consideration will equal the consideration that a holder of Shares making an election on the terms set forth in the preceding sentence would have received in the transaction

No subdivision or consolidation of the Exchangeable Shares may be carried out unless, at the same time, the Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of securities.

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Amendment Proposal. The affirmative vote of 66 2/3% of the votes cast, in person or by proxy, will constitute approval of the Amendment Proposal. Broker non-votes, if any, and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” the Amendment Proposal.

It is a condition precedent to the creation of the Exchangeable Shares that the Shareholders approve the Amendment Proposal. If the Amendment Proposal does not receive the requisite approval, the Exchangeable Shares will not be created. In the event that the Exchangeable Shares are not created or CBG and Greenstar do not convert their current shareholdings into Exchangeable Shares, Canopy USA will not be permitted to exercise the rights to acquire shares of Acreage, Wana or Jetty and the Floating Share Arrangement Agreement will be terminated. In such circumstances, Canopy will retain its option to acquire the Fixed Shares under the Amended Acreage Arrangement and Canopy USA will continue to hold an option to acquire Wana and Jetty as well as exchangeable shares and other securities in the capital of TerrAscend. In addition, the Company is contractually required pursuant to the terms of the Consent Agreement, to convert its Non-Voting Shares into Canopy USA Common Shares and cause Canopy USA to repurchase the Canopy USA Common Shares held by the third-party investors in the event that the Consent Agreement is terminated, which will occur if CBG and Greenstar have not converted its Shares into Exchangeable Shares by the later of (i) sixty days after the Meeting or (ii) February 28, 2023.

Voting and Support Agreement

On October 24, 2022, CBG and Greenstar entered into a voting and support agreement with the Company (the “Voting and Support Agreement”). The following description of the Voting and Support Agreement is qualified in its entirety by reference to the full text of the Voting and Support Agreement, which is attached as Schedule A to the Consent Agreement, which will be filed with the Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar.

Pursuant to the terms of the Voting and Support Agreement, CBG and Greenstar agreed, subject to the terms and conditions thereof, among other things, to vote all of the Shares beneficially owned, directed or controlled, directly or indirectly, by them (the “Subject Shares”) for the Amendment Proposal. For greater certainty, the term Subject Shares includes all of the Shares that are acquired or controlled, directly or indirectly, before the Record Date.

Except as otherwise noted in the Voting and Support Agreement, CBG and Greenstar covenanted and agreed that they will vote (or cause to be voted) all Subject Shares for the Amendment Proposal.

As of the Record Date, CBG and Greenstar, collectively, beneficially owned, or exercised control or direction over, an aggregate of 171,499,258 Shares representing approximately                 % of the issued and outstanding Shares on a non-diluted basis and approximately                  % of the issued and outstanding Shares on a partially-diluted basis, assuming the exercise of the warrants to purchase 139,745,453 Shares held by CBG. Pursuant to the Consent Agreement, CBG is expected to surrender for cancellation the warrants held by CBG to purchase 139,745,453 Shares. Further details are set forth under the heading “Amendment Proposal – Background”.

Risk Factors Relating to the Amendment Proposal

In assessing the resolution approving the Amendment Proposal, Shareholders should carefully consider the risks described below. Shareholders should also carefully consider the risks described under the heading “Risk Factors” in Canopy’s annual report on Form 10-K for Canopy’s fiscal year ended March 31, 2022 filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, which risk factors are incorporated herein by reference. Readers are cautioned that such risk factors are not exhaustive and additional risks and uncertainties, including those currently unknown or considered immaterial to the Company may also adversely affect the Company.

Cannabis is a controlled substance in the United States and therefore subject to the Controlled Substances Act.

We are indirectly involved in ancillary activities related to the cannabis industry in jurisdictions in the United States where local state law permits such activities and, by virtue of, among other transactions, the Amended Acreage Arrangement, the Floating Share Arrangement, the Wana Option, the Jetty Option, the Cultiv8 Option, the Strix Warrant and our holding of securities in the capital of TerrAscend, we may be indirectly associated with the cultivation, processing or distribution of cannabis in the United States. In the United States, cannabis is regulated at both the federal and state levels. To our knowledge, there are to date a total of 38 states, and the District of Columbia, that have now legalized cannabis in some form, including California, Nevada, New York, New Jersey, Washington and Florida. Although several states allow the sale of cannabis at the state level, cannabis continues to be categorized as a controlled substance under the Controlled Substances Act (the “CSA”) and, as such, cultivation, distribution, sale and possession of cannabis violates federal law in the United States. The inconsistency between federal and state laws and regulations may result in a loss of the value of our investments and alliances in these businesses.

While state regulation in certain U.S. states may take a permissive approach to medical and/or recreational use of cannabis, the CSA may still be enforced by U.S. federal law enforcement officials against individuals and companies operating in those states for activity that is legal under state law. If the United States Department of Justice opted to pursue a policy of aggressively enforcing U.S. federal law against financiers or equity owners of cannabis-related businesses, then Acreage, TerrAscend, Wana and Jetty, for instance, could face (i) seizure of their cash and other assets used to support or derived from their business activities; and/or (ii) the arrest of its employees, directors, officers, managers and/or investors, who could face charges of ancillary criminal violations of the CSA for aiding and abetting and conspiring to violate the CSA by virtue of providing financial support to state-licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis.

While we believe that we comply with all applicable laws and regulations, there is a risk that our interpretation of laws, regulations, and guidelines, may differ from those of others, including those of shareholders, government authorities, securities regulators, and stock exchanges. However, in this regard, please see the disclosure under the heading “—The stock exchanges on which we are listed, such as the TSX and Nasdaq, may disagree with our interpretations of their policies, including that financial consolidation of Canopy USA may be permissible under Nasdaq’s general policies”. In the event of an aggressive enforcement policy, the United States Department of Justice could allege that we and the Board, and potentially our Shareholders, “aided and abetted” violations of U.S. federal law as a result of the Amended Acreage Arrangement, the Floating Share

Arrangement, the Wana Option, the Jetty Option, the Cultiv8 Option, the Strix Warrant or other transactions involving us. In these circumstances, we may lose our entire investment and directors, officers and/or our Shareholders may be required to defend any criminal charges against them at their own expense and, if convicted, be sent to federal prison.

Violations of any federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings initiated by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. This could have a material adverse effect on us, including our reputation and ability to conduct business, the listing of our securities on the TSX, Nasdaq or other exchanges, our financial position, operating results, profitability or liquidity or the market price of our listed securities. Overall, an investor’s contribution to and involvement in our activities may result in federal civil and/or criminal prosecution, including forfeiture of his or her entire investment.

We are subject to certain restrictions of the TSX and Nasdaq, which may constrain our ability to expand our business in the United States.

Our Shares are currently listed on the TSX and Nasdaq, and accordingly, so long as we choose to continue to be listed on these exchanges, we must comply with the TSX and Nasdaq requirements or guidelines when conducting business, especially when pursuing opportunities in the United States.

On October 16, 2017, the TSX provided clarity regarding the application of the TSX Requirements to TSX-listed issuers with business activities in the cannabis sector. In the TSX Staff Notice, the TSX notes that issuers with ongoing business activities that violate U.S. federal law regarding cannabis are not in compliance with the TSX Requirements. The TSX reminded issuers that, among other things, should the TSX find that a listed issuer is engaging in activities contrary to the TSX Requirements, the TSX has the discretion to initiate a delisting review. Although we believe that we comply with all applicable laws and regulations, including the TSX Requirements, there is a risk that our interpretation may differ from the TSX and failure to comply with the TSX Requirements could result in a delisting of our Shares from the TSX or the denial of an application for certain approvals, such as to have additional securities listed on the TSX, which could have a material adverse effect on the trading price of our Shares and could have a material adverse effect on our business, financial condition and results of operations.

While Nasdaq has not issued official rules specific to the cannabis or hemp industry, stock exchanges in the United States, including Nasdaq, have historically refused to list certain cannabis related businesses, including cannabis retailers, that operate primarily in the United States. Failure to comply with any requirements imposed by Nasdaq could result in the delisting of our Shares from Nasdaq or denial of any application to have additional securities listed on Nasdaq, which could have a material adverse effect on the trading price of our Shares. In this regard, please see the disclosure under the heading “–The stock exchanges on which we are listed on, such as the TSX and Nasdaq, may disagree with our interpretations of their policies, including that financial consolidation of Canopy USA may be permissible under Nasdaq’s general policies.”

Federal law in the United States may impose restrictions on our ability to bank with certain institutions, repatriate funds to Canada or pay dividends to Shareholders.

The U.S. federal prohibitions on the sale of cannabis may result in us or Canopy USA being restricted from accessing the U.S. banking system and we may be unable to deposit funds in federally insured and licensed banking institutions. Banking restrictions could be imposed due to institutions not accepting payments and deposits. We are at risk that any of our bank accounts could be closed at any time. Such risks increase our costs and our ability to handle any revenue received. In addition, activities in the U.S., and any proceeds thereof, may be considered proceeds of crime due to the fact that cannabis remains federally illegal in the U.S. This may restrict our ability to declare or pay dividends, effect other distributions or subsequently repatriate such funds back to Canada.

We may be subject to heightened scrutiny by regulatory authorities.

Any future investments, joint ventures or operations in the United States, may become the subject of heightened scrutiny by regulators, stock exchanges and other authorities in Canada. As a result, we may be subject to significant direct and indirect interaction with public officials. There can be no assurance that this heightened scrutiny will not in turn lead to the imposition of certain restrictions on our ability to invest in the United States or any other jurisdiction, in addition to those described herein.

The stock exchanges on which we are listed on, such as the TSX and Nasdaq, may disagree with our interpretations of their policies, including that financial consolidation of Canopy USA may be permissible under Nasdaq’s general policies.

Our listings on the TSX and Nasdaq prohibit us from investing in, or acquiring, state regulated, but federally illegal, businesses in the United States cannabis market until a change in United States federal law occurs or we delist our Shares from the TSX and Nasdaq and list on an alternative exchange that does not prohibit investments in United States cannabis businesses. While we believe that we comply with all applicable laws and regulations, as well as the applicable cannabis related policies of the TSX and Nasdaq, our interpretation may differ from those of the stock exchanges now or in the future, and therefore, the TSX or Nasdaq could allege that, as a result of our non-voting and non-participating interest in Canopy USA, we violate the exchanges cannabis-related policies.

Nasdaq has objected to Canopy consolidating the financial results of Canopy USA in the event that Canopy USA closes on the acquisition of Wana, Jetty or the Fixed Shares of Acreage. Nasdaq has proposed that such consolidation is impermissible under Nasdaq’s general policies. The Company intends to comply with the SEC’s guidance on the application of U.S. GAAP for financial reporting purposes. The Company disagrees with Nasdaq’s potential application of its general policies as the basis for its objection since it contradicts the Company’s financial reporting requirements under U.S. GAAP including its application to THC plant touching businesses. While we are in regular dialogue with our auditors, regulatory bodies and the stock exchanges, there is no assurance that Nasdaq will harmonize their general policies with the SEC accounting guidance. As such, there can be no assurance that we will remain listed on the stock exchanges we are currently listed on, which could have a material adverse effect on our business, financial condition and results of operations. In the event of a delisting from a stock exchange, there is no assurance that we will be able to satisfy the conditions required to list on an alternative stock exchange.

The anticipated benefits of the strategy involving Canopy USA may not be realized.

Achieving the benefits anticipated through Canopy USA depends in part on the ability of Canopy USA to effectively capitalize on its scale, to realize the anticipated capital and operating synergies, to profitably sequence the growth prospects and to maximize the potential of its growth opportunities. The ability to realize these benefits from the acquisitions of Acreage, Wana and Jetty by Canopy USA will depend, in part, on successfully consolidating certain functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on Canopy USA’s ability to realize the anticipated growth opportunities and synergies. The integration of Acreage, Wana and Jetty by Canopy USA will require the dedication of substantial effort, time and resources on the part of Canopy USA’s management which may divert management’s focus and resources from other strategic opportunities available to Canopy USA and from operational matters during this process. In addition, the integration process could result in disruption of existing relationships with suppliers, employees, customers and other constituencies of each company. There can be no assurance that Canopy USA’s management will be able to integrate the operations of each of the businesses successfully or achieve any of the synergies or other benefits that are anticipated.

Operational and strategic decisions with respect to the integration of Acreage, Wana and Jetty have not yet been made and may present challenges. It is possible that the integration process could result in the loss of key employees, the disruption of the respective ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect the ability of management to maintain relationships with clients, suppliers, employees or to achieve the anticipated benefits. The performance of Canopy USA could be adversely affected if Canopy USA cannot retain key employees. As a result of these factors, it is possible that certain benefits expected from the formation of Canopy USA may not be realized. Any inability of Canopy USA’s management to successfully integrate the operations could have a material adverse effect on our business, financial condition and results of operations.

Canopy USA may divert the attention of our management, impact our ability to attract or retain key personnel or impact third party business relationships.

The attention of our management may be diverted from the day-to-day operations of Canopy in connection with the transactions that may be entered into between us and Canopy USA. These disruptions could be exacerbated by delays in completing certain transactions and could result in lost opportunities or negative impacts on performance, which could have a material and adverse effect on our current and future business, operations, financial condition and results of operations or prospects. As a result of the uncertainty, certain of our officers and employees may experience uncertainty about their future roles, which may adversely affect our ability to attract or retain key management and personnel.

In addition, third parties with which we currently have business relationships, including auditors, banks, industry partners, customers and suppliers, may experience uncertainty associated with our U.S. strategy, including with respect to maintaining current or future relationships with us. While we believe that we comply with all applicable laws and regulations, there is a risk that our interpretation of laws, regulations, and guidelines, may differ from those of others, including those of our auditors, banks, industry partners, customers and suppliers. Such uncertainty could have a material and adverse effect on our current and future business, operations, results of operations, financial condition and prospects.

Certain of our directors, officers and employees may have interests that may be different from those of our Shareholders.

In considering the unanimous recommendation of the Board to vote in favor of the resolution to approve the Amendment Proposal, Shareholders should be aware that certain members of our executive leadership team and the Board have interests in connection with the Amendment Proposal that differ from, or are in addition to, those of Shareholders generally and may present them with actual or potential conflicts of interest in connection with the Amendment Proposal. For example, three of our current directors are executive officers of CBI and a fourth is also a CBI director. Each of these four Canopy directors was designated by CBI pursuant to the Investor Rights Agreement. In addition, CBI has indicated its current intention to convert its current holdings of Shares into Exchangeable Shares, conditional upon the approval of the Amendment Proposal. The Board was aware of, and considered, these interests when it determined to unanimously recommend that Shareholders vote in favor of the resolution to approve the Amendment Proposal.

The failure to approve the Amendment Proposal could negatively impact us and our future operations, financial condition and prospects.

The resolution to approve the Amendment Proposal requires approval by 66 2⁄3% of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. There can be no certainty, nor can we provide any assurance, that the required Shareholder approval will be obtained. If the Amendment Proposal is not approved, the Floating Share Arrangement will not be completed and the Acreage Option, Wana Option and Jetty Option will not be exercised on the anticipated timeline. In addition, the Company is contractually required pursuant to the terms of the Consent Agreement, to convert its Non-Voting Shares into Canopy USA Common Shares and cause Canopy USA to repurchase the Canopy USA Common Shares held by the third-party investors in the event that the Consent Agreement is terminated, which will occur if CBG and Greenstar have not converted its Shares into Exchangeable Shares by the later of (i) sixty days after the Meeting or (ii) February 28, 2023. There are risks that the dedication of substantial resources by our management to the completion of these transactions could have a negative impact on our current business relationships (including with current and prospective employees, customers, distributors, suppliers and partners) and could have a material adverse effect on our current and future business, operations, results of operations, financial condition and prospects. In addition, failure to approve the Amendment Proposal for any reason could materially and negatively impact the market price of our Shares.

The Company has not received audited financial statements with respect to Wana or Jetty.

The current financial information regarding Wana and Jetty that management has reviewed was prepared from Wana and Jetty’s internal management accounts. These internal management accounts and other information provided by each of Wana and Jetty have not been audited, reviewed, compiled, examined or subject to any procedures by an independent chartered public accountant or Canopy’s independent registered public accounting firm, and Canopy has not independently verified the management accounts or the related financial information provided by each of Wana and Jetty. In addition, actual results for such periods may not be indicative of future results.

While the Company understands that Jetty and Wana are working to produce audited financial statements, the Company has not received such audited financial statements to date. These audited financial statements may include financial results that are less positive than the unaudited financial information for Wana and Jetty that have been provided to the Company.

Acreage’s financial statements express doubt about its ability to continue as a going concern.

Acreage’s publicly available audited financial statements as of and for three years ended December 31, 2021 and its publicly available financial statements as of and for the six months ended June 30, 2022 (“Acreage’s June 30, 2022 Financial Statements”) express doubt about Acreage’s ability to continue as a going concern. In particular, Acreage’s June 30, 2022 Financial Statements state: “[Acreage] had an accumulated deficit as of June 30, 2022, as well as a net loss and negative cash flow from operating activities for the six months ended June 30, 2022. These factors raise substantial doubt about [Acreage]’s ability to continue as a going concern for at least one year from [August 9, 2022, which is the date Acreage filed its quarterly report on Form 10-Q with the SEC and issued its financial statements].” In the event that Acreage is unable to continue as a going concern, the Amended Acreage Arrangement and the Floating Share Arrangement may not be completed. In the event that the Amended Acreage Arrangement and the Floating Share Arrangement are completed and Acreage is unable to continue as a going concern, this would have a negative impact on Canopy USA’s business, financial results and operations and have an adverse impact on the Company’s United States strategy, and, ultimately, the Company’s financial results and operations.

The Exchangeable Shares have different rights from the Shares and there may never be a trading market for the Exchangeable Shares.

If the Amendment Proposal is approved, Shareholders will have the option to convert their Shares into Exchangeable Shares. There are important differences between the rights of the Shares and the Exchangeable Shares. While each Exchangeable Share is convertible into a Share, the Exchangeable Shares will not carry voting rights, rights to receive dividends or other rights upon dissolution. For example, holders of Exchangeable Shares will not be able to exercise voting rights at meetings of Shareholders and will not receive distributions if dividends are declared by our Board. The differences between the rights of holders of the Exchangeable Shares and Shares are significant and may materially and adversely affect the market value of your investment.

Presently, there are no plans to list the Exchangeable Shares on a securities exchange or in the over-the-counter market, and there is not expected to be a market for trading of the Exchangeable Shares. Thus, persons holding Exchangeable Shares will likely have no ability to sell their Exchangeable Shares and will likely have to exchange them for Shares in order to have any liquidity.

The trading price of our Shares cannot be guaranteed and may be volatile due to various market-related and other factors.

Securities markets have a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations in price which have not necessarily been related to the operating performance, underlying asset values or prospects of such companies. Securities of companies in the cannabis industry have experienced substantial volatility often based on factors unrelated to the financial performance or prospects of the companies involved. These factors include global economic developments and market perceptions of the industry. There can be no assurance that continuing fluctuations in price will not occur. The market price of the Shares is also likely to be affected by changes in our financial condition or results of operations. Other factors unrelated to our performance that may have an effect on the price of our Shares include: (a) current events affecting the economic situation in Canada, the United States and internationally; (b) trends in the cannabis industry; (c) regulatory and/or government actions, rulings or policies; (d) changes in financial estimates and recommendations by securities analysts or rating agencies; (e) acquisitions and financings; (f) quarterly variations in operating results; (g) the operating and share price performance of other companies, including those that investors may deem comparable; and (g) the issuance of additional equity securities or the perception that such issuance may occur.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of the Company

The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of our Shares as of the Record Date for:

•	all persons known by us to own beneficially more than 5% of our outstanding Shares;

•	Each of our the company’s “named executive officers” as such term is defined under the rules of the SEC;

•	each of our directors; and

•	all of our current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to the Shares beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class(2)
Greater than 5% Shareholders
CBI Group	311,244,711	(3)%
Directors and Named Executive Officers
Judy A. Schmeling	49,545	(4)	*
Robert L. Hanson	3,367	(5)	*
David Klein	865,880	(6)	*
David Lazzarato	18,079	(7)	*
Garth Hankinson	—		*
James A. Sabia	1,500	(8)	*
Theresa Yanofsky	22,158	(9)	*
Judy Hong	33,786	(10)	*
Julious Grant	108,764	(11)	*
Mike Lee	484,766	(12)
Rade Kovacevic	370,074	(13)
Phil Shaer	101,622	(14)
Current Directors and Executive Officers as a Group (9 persons)	1,882,125		*

*	Less than 1%.

Notes:

(1)	Except as otherwise indicated, the address for each Shareholder listed is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8.
(2)

The percentages above are based on                Shares outstanding as of the Record Date. In accordance with the rules of the SEC, Shares that may be issued upon the exercise of or vesting of derivative securities (such as a stock options or of restricted stock units) within 60 days of the Record Date are deemed to be beneficially owned by the person holding such stock options or restricted stock units and are treated as outstanding for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(2)	This beneficial owner’s address is 207 High Point Drive, Victor, New York 14564.
(3)

Consists of 66,999,258 Shares held by Greenstar, 104,500,000 shares held by CBG and 139,745,453 Share purchase warrants held by CBG that are exercisable within 60 days of the Record Date. According to the Schedule 13D/A (Amendment No. 8) (“13D/A#8”) filed with the SEC on July 19, 2022 by CBG, Greenstar II LLC (“GII”), Greenstar II Holdings LLC (“GIIH”), Greenstar, Greenstar Canada Investment Corporation (“GCIC”), Constellation Brands Canada Holdings ULC (“CBCH ULC”), Constellation Capital LLC (“CC LLC”), Constellation International Holdings Limited (“CIHL”) and CBI, each of Greenstar, GCIC, CBCH ULC, CC LLC and CIHL has shared voting and dispositive power over 66,999,258 Shares and CBI has shared voting and dispositive power over 311,244,711 Shares. Pursuant to the Consent Agreement, CBG is expected to surrender for cancellation the warrants held by CBG to purchase 139,745,453 Shares. Further details are set forth under the heading “Amendment Proposal – Background”. Other than information relating to the CBI Group’s percentage of beneficial ownership, the foregoing information is based solely on the information provided in 13D/A#8.

(4)	Consists of 39,501 Shares held directly by Ms. Schmeling and 10,044 restricted stock units that will vest within 60 days of the Record Date.
(5)	Consists of Shares held directly by Mr. Hanson.
(6)	Consists of 157,684 Shares held directly by Mr. Klein and 708,196 options that could be exercised within 60 days of the Record Date.
(7)	Consists of 11,382 Shares held directly by Mr. Lazzarato and 6,697 restricted stock units that will vest within 60 days of the Record Date.
(8)	Consists of Shares held jointly with Mr. Sabia’s spouse in the James A. Sabia and Brooke M. Sabia Trust.
(9)	Consists of 15,461 Shares held directly by Ms. Yanofsky and 6,697 restricted stock units that will vest within 60 days of the Record Date.
(10)	Consists of 1,647 Shares held directly by Ms. Hong and 32,139 options that could be exercised within 60 days of the Record Date.
(11)

Consists of 8,780 Shares held directly by Mr. Grant and 91,205 options that could be exercised within 60 days of the Record Date and 8,779 restricted stock units that will vest within 60 days of the Record Date.

(12)	Based on information available on the executive’s departure date, consists of 7,438 Shares held directly by Mr. Lee and 477,328 options that could be exercised within 60 days of the Record Date.
(13)

Based on information available on the executive’s departure date, consists of 149,643 Shares held directly by Mr. Kovacevic and 220,431 options that could be exercised within 60 days of the Record Date.

(14)	Based on information available on the executive’s departure date, consists of 1,622 Shares held directly by Mr. Shaer and 100,000 options that could be exercised within 60 days of the Record Date.

The CBI Group Investments

On November 2, 2017, Greenstar invested C$245 million (or approximately US$191 million4) in Canopy in exchange for (i) 18,876,901 Shares; and (ii) 18,876,901 Share purchase warrants exercisable at an exercise price per Share of C$12.9783 (or approximately US$10.1322) (the “Greenstar Warrants”). On May 1, 2020, the Greenstar Warrants were exercised for aggregate gross proceeds of approximately C$245 million (or approximately US$174 million5).

In connection with our offering of senior note of the Company due July 2023 (the “Canopy Notes”) pursuant to an indenture dated June 20, 2018, among Canopy Growth, GLAS Trust Company LLC and Computershare Trust Company of Canada, Greenstar purchased C$200 million (or approximately US$150 million) worth of Canopy Notes. Prior to the Company entering into a second supplemental indenture dated June 29, 2022, amending the terms of the Canopy Notes (the “Second Supplement”), the C$200 million principal amount of Canopy Notes held by Greenstar were convertible in certain circumstances and subject to certain conditions into an aggregate of 4,151,540 Shares. Pursuant to the Second Supplement, the Company

[4]	Based on the foreign exchange rate as of the date of the transaction.
[5]	Based on the foreign exchange rate as of the date of the transaction.

irrevocably surrendered its right to settle the conversion of any Canopy Note by the issuance of Shares or a combination of cash and Shares.

On November 1, 2018, CBG invested C$5.073 billion (or approximately US$3.877 billion6) in Canopy in exchange for (i) 104,500,000 Shares at a price of C$48.54 (or approximately US$37.097) per Share, and (ii) 139,745,453 Share purchase warrants (the “CBG Warrants”), of which 88,472,861 CBG Warrants (the “Original Tranche A Warrants”) had an exercise price of C$50.40 (or approximately US$38.52) and were exercisable until November 1, 2021 and the remaining 51,272,592 CBG Warrants (the “Original Tranche B Warrants”) had an exercise price based on the five-day volume weighted average price of the Shares on the TSX at the time of exercise, will become immediately exercisable only following the exercise of the Original Tranche A Warrants.

On April 18, 2019, CBG, GCILP and Canopy entered into the Investor Rights Agreement and CBG and Canopy entered into a consent agreement (the “First Consent Agreement”). In connection with these agreements, on June 27, 2019, Canopy also amended the terms of the Original Tranche A Warrants and the Final Warrants as follows: (a) extended the term of the Original Tranche A Warrants to November 1, 2023 and, (b) replaced the Original Tranche B Warrants with two tranches of warrants (the “Tranche B Warrants” and the “Tranche C Warrants”) each of which vest and become exercisable once all Original Tranche A Warrants have been exercised and are exercisable until November 1, 2026, with different terms: the Tranche B Warrants are exercisable to acquire 38,454,444 million Shares at a price of C$76.68 (or approximately US$58.55) per Share and the Tranche C Warrants are exercisable to acquire 12,818,148 Shares at a price equal to the 5-day volume-weighted average price of the Shares immediately prior to exercise.

On June 29, 2022, Greenstar entered into an exchange agreement (the “Exchange Agreement”) with the Company, pursuant to which Greenstar agreed to exchange C$100 million principal amount of the Canopy Notes for 29,245,456 Shares. The exchange was part of an exchange by the Company of an aggregate of approximately C$260 million principal amount of Canopy Notes held by Greenstar and certain other holders into Shares. As a result, Greenstar now holds $100 million principal amount of Canopy Notes. The Company announced on October 25, 2022 that it intends, following the creation of the Exchangeable Shares, to negotiate an exchange agreement with Greenstar to purchase for cancellation up to $100 million principal amount of Canopy Notes in exchange for Exchangeable Shares, subject to the rules and policies of Nasdaq and the TSX.

On October 24, 2022, CBG, GCILP and the Company entered into the Consent Agreement, pursuant to which CBG is expected to surrender for cancellation the warrants held by CBG to purchase 139,745,453 Shares. Further details are set forth under the heading “Amendment Proposal – Background”.

As of the Record Date, the CBI Group holds, in the aggregate, 171,499,258 Shares, 139,745,453 CBG Warrants and $100 million principal amount of Canopy Notes. The Shares held by the CBI Group represent approximately                 % of the issued and outstanding Shares. Assuming full exercise of the CBG Warrants, the CBI Group would hold 311,244,711 Shares, representing approximately                  % of the issued and outstanding Shares (assuming no other changes in Canopy’s issued and outstanding Shares), calculated in accordance with applicable securities laws.

It is anticipated that, promptly following the amendment of the Articles to create the Exchangeable Shares, the Shares held by the CBG Group will be converted into Exchangeable Shares. Further details are set forth under the heading “Amendment Proposal – Background”.

Investor Rights Agreement

Canopy and the CBI Group entered into the Investor Rights Agreement pursuant to which the CBI Group has certain governance rights which are summarized below. On October 24, 2022, we entered into the Consent

[6]	Based on the foreign exchange rate as of the date of the transaction.
[7]	Based on the foreign exchange rate as of the date of the transaction.

Agreement pursuant to which, we agreed, among other things, that following the conversion by CBG and Greenstar of its Shares into Exchangeable Shares, all agreements between the Company and CBI, including the Investor Rights Agreement, will be terminated. Further details are set forth under the heading “Amendment Proposal – Background”.

Board Representation

Pursuant to the Investor Rights Agreement, the CBI Group is entitled to designate four nominees for election or appointment to the Board for so long as the CBI Group holds the Target Number of Shares (as defined in the Investor Rights Agreement). On October 24, 2022, we entered into the Consent Agreement pursuant to which, we agreed, among other things, that following the conversion by CBG and Greenstar of its Shares into Exchangeable Shares, all agreements between the Company and CBI, including the Investor Rights Agreement, will be terminated. We also anticipate that the CBI nominees that are currently sitting on the Board, being Judy Schmeling, Garth Hankinson, Robert Hanson and James Sabia, will resign as directors of the Company. Further details are set forth under the heading “Amendment Proposal – Background”.

Approval and Other Rights

The Investor Rights Agreement provides that so long as the CBI Group continues to hold at least the Target Number of Shares, the Board will not: (i) propose or resolve to change the size of the Board, except where otherwise required by law, or with the consent of CBG; or (ii) present a slate of Board nominees to Shareholders for election that is greater than or fewer than seven directors.

Pursuant to the Investor Rights Agreement, for so long as the CBI Group continues to hold at least the Target Number of Shares, we will not, without the prior written consent of CBG, among other things, (a) consolidate or merge into or with another person or enter into any other similar business combination, including pursuant to any amalgamation, arrangement, recapitalization or reorganization, other than a consolidation, merger or other similar business combination of any wholly-owned subsidiary or an amalgamation or arrangement involving a subsidiary with a another person in connection with a permitted acquisition; (b) acquire any shares or similar equity interests, instruments convertible into or exchangeable for shares or similar equity interests, assets, business or operations with an aggregate value of more than C$250 million (or approximately US$199 million), in a single transaction or a series of related transactions; (c) sell, transfer, lease, pledge or otherwise dispose of any of its or any of its subsidiaries’ assets, business or operations (in a single transaction or a series of related transactions) in the aggregate with a value of more than C$20 million (or approximately US$16 million); or (d) make any changes to our policy with respect to the declaration and payment of any dividends on the Shares.

In accordance with the Investor Rights Agreement, the CBI Group is permitted, prior to the exercise or expiry of all of the CBG Warrants, to purchase up to 20,000,000 Shares (subject to customary adjustments for Share splits, consolidations or other changes to the outstanding Share capital of a similar nature): (i) on the TSX, the Nasdaq Stock Market or any other stock exchange, marketplace or trading market on which the Shares are then listed; or (ii) through private agreement transactions with existing holders of Shares, provided that CBG must promptly notify Canopy of any acquisition of Shares.

Exclusivity Covenant and Termination

In addition, the Investor Rights Agreement provides that, subject to certain conditions, so long as the CBI Group continues to hold at least the Target Number of Shares, the CBI Group will adhere to certain non-competition restrictions including that the Company will be their exclusive strategic vehicle for cannabis products of any kind anywhere in the world (subject to limited exceptions). Further, the CBI Group agreed, for a limited period of time and subject to certain exceptions, to certain post-termination, non-competition restrictions, which include not pursuing other cannabis opportunities and not directly or indirectly participating in a competing business anywhere in the world.

The Investor Rights Agreement will terminate upon the earlier of: (i) the mutual consent of the parties; (ii) the date on which the CBI Group owns less than 33,000,000 Shares; and (iii) the date of a non-appealable court order terminating the Investor Rights Agreement under certain circumstances.

On October 24, 2022, we entered into the Consent Agreement pursuant to which, we agreed, among other things, that following the conversion by CBG and Greenstar of its Shares into Exchangeable Shares, all agreements between the Company and CBI, including the Investor Rights Agreement, will be terminated. As a result, the CBI Group will no longer be subject to the non-competition restrictions in the Investor Rights Agreement. Further details are set forth under the heading “Amendment Proposal – Background”.

Pre-Emptive Rights and Top-Up Rights

Additionally, under the Investor Rights Agreement, the CBI Group has certain pre-emptive rights as well as certain top-up rights in order to maintain its pro rata equity ownership position in Canopy in connection with any offering or distribution of securities by Canopy (subject to certain exceptions).

Consent Agreement

In addition to the amendments to the CBG Warrants, pursuant to the First Consent Agreement, the Company agreed that without the prior written consent of CBG, such consent not to be unreasonably withheld, the Company will not (i) exercise its right to acquire all of the issued and outstanding shares of Acreage prior to the date federal laws in the United States are amended to permit the general cultivation, distribution and possession of marijuana (as defined in 21 U.S.C 802) or to remove the regulation of such activities from the federal laws of the United States; (ii) amend, modify, supplement or restate the arrangement agreement between the Company and Acreage dated April 18, 2019, as amended on May 15, 2019 (“Acreage Arrangement Agreement”); or (iii) waive any terms, covenants or conditions set forth in the Acreage Arrangement Agreement.

In addition, we agreed that, in the event that CBG exercises the Original Tranche A Warrants in full, the Company will purchase for cancellation the lesser of (i) 27,378,866 Shares, and (ii) Shares with a value of C$1,582,995,262, (or approximately US$1,260,222,528 as of the Record Date) during the period commencing on April 18, 2019 and ending on the date that is 24 months after the date that CBG exercises all of the Original Tranche A Warrants. If, for any reason, we do not purchase for cancellation the Shares within such period, we are required to credit CBG an amount (the “Credit Amount”), as liquidated damages, equal to the difference between: (i) C$1,582,995,262 (or approximately US$1,260,222,528 as of the Record Date); and (ii) the actual purchase price we paid in purchasing Shares pursuant to the First Consent Agreement. The Credit Amount will reduce the aggregate exercise price otherwise payable by CBG upon each exercise of the Final Warrants (including those Final Warrants reclassified as Tranche C Warrants).

We also agreed that if the CBI Group receives any notification or communication of any violation or contravention of applicable law or any liability to the CBI Group under applicable law or any notification or communication that would be expected to result in a violation or contravention of applicable law or any actual liability to the CBI Group under applicable law, as a result of the license agreement between us and Acreage, CBG has the right to direct and cause us to terminate the license agreement in accordance with its terms, provided that we will have an opportunity to cure any such violation, contravention or liability and CBG will be required to take all commercially reasonable efforts to assist us in addressing such violation, contravention or liability.

On June 24, 2020, the Company and Acreage entered into a proposal agreement (the “Proposal Agreement”) to amend the terms of the existing plan of arrangement made pursuant to the Acreage Arrangement. Concurrent with the execution of the Proposal Agreement, on June 24, 2020, Canopy Growth and CBG entered into a second consent agreement (the “Second Consent Agreement”). As the transactions contemplated by the Proposal Agreement may result in certain taxes owing by CBG or its affiliates, the Company agreed, pursuant to the Second Consent Agreement, to indemnify CBG and its affiliates for such taxes and losses incurred in relation to such taxes, subject to certain exceptions. The Company and CBG have agreed to terminate the First Consent Agreement and the Second Consent Agreement upon termination of the Investor Rights Agreement.

On October 24, 2022, the Company entered into an arrangement agreement with Canopy USA and Acreage, pursuant to which, subject to Acreage shareholder approval and the terms and conditions of the agreement, Canopy USA will acquire all of the issued and outstanding Floating Shares. The acquisition of the Floating Shares is expected to occur immediately prior to the acquisition of the Fixed Shares; provided that in the event that the Exchangeable Shares are not created or CBG and Greenstar do not convert their Shares into Exchangeable Shares, the Floating Share Arrangement Agreement will be terminated. Canopy will not hold any Fixed Shares or Floating Shares of Acreage.

On October 24, 2022, we entered into the Consent Agreement pursuant to which, we agreed, among other things, that following the conversion by CBG and Greenstar of its Shares into Exchangeable Shares, other than the Consent Agreement and the termination rights contained therein and the Canopy Notes held by Greenstar, all agreements between the Company and Constellations will terminate, including the First Consent Agreement and the Second Consent Agreement, will be terminated. Further details are set forth under the heading “Amendment Proposal – Background”.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as disclosed in this Proxy Statement, to the best of the Company’s knowledge, no director or executive officer of the Company or persons or companies who directly or indirectly beneficially own, or exercise control or direction over, more than 10% of any class of the Company’s outstanding voting securities, nor any associate or affiliate of the foregoing persons, has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recent financial year or in any proposed transaction which has materially affected or will materially affect the Company.

The Chief Legal Officer is responsible for reviewing all potential related person transactions and taking reasonable steps to ensure that all related person transactions requiring disclosure under Item 404(a) of Regulation S–K are presented to the CGCN Committee for pre-approval or ratification by members of the committee in their discretion at the committee’s next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or any member of his or her immediate family has a material interest; provided, however, that such director must provide any information concerning such related person transaction that the CGCN Committee may reasonably request. If a potential related person transaction involves the Chief Legal Officer, the Chief Financial Officer would assume the responsibilities of the Chief Legal Officer under the policy with respect to that transaction.

The CGCN Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. In the context of evaluating potential transactions, the CGCN Committee may consider, among other factors, the nature of the transaction and the related person’s interest in the transaction, the size of the transaction, whether we are able to engage in a comparable transaction with an unaffiliated party on more favorable terms, the benefit of the transaction to us, and the impact of the transaction on the related person. Following the adoption of this policy, we are not aware of any related person transaction required to be reported under Regulation S-K Item 404(a) that has not been pre-approved or ratified pursuant to this policy.

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL GENERAL MEETING

Canopy is subject to both the rules of the SEC under the Exchange Act, and the provisions of the CBCA with respect to Shareholder proposals. As clearly indicated under the CBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2023 annual general meeting of Shareholders must submit their proposals to the Corporate Secretary of the Company on or before April 5, 2023 (which is 120 calendar days before the anniversary of the date notice of the ability to access the proxy statement relating to our 2022 Annual General and Special Meeting of Shareholders (the “2022 Meeting”) was first sent to Shareholders), and must otherwise comply with the requirements of Rule 14a-8. In the event that we hold our 2023 annual general meeting of Shareholders more than 30 days before or after the one-year anniversary date of the 2022 Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders. A proposal submitted to the Corporate Secretary should be submitted in writing to Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Corporate Secretary.

Under the CBCA to be eligible to submit a Shareholder proposal, the Shareholder must hold at least 1% of the outstanding Shares or such number of Shares with a fair market value of at least $2,000. If the proposal involves the nomination of one or more directors, it must also be signed by one or more Shareholders representing in the aggregate at least 5% of the Shares entitled to vote at the applicable meeting of Shareholders (and, in that case, there is no limit on the number of nominees that may be submitted by proposal). The CBCA explicitly extends the right to submit a Shareholder proposal to non-registered Shareholders.

If the Company receives an eligible proposal, it is required to include it in its proxy materials for the applicable meeting of Shareholders. Under the CBCA, the Company may reject a proposal and exclude it from its proxy circular on the basis of certain specified procedural or substantive grounds, some of which are similar to those under SEC’s Rule 14a-8. Under the CBCA, the Company is not required to include a proposal in its proxy materials if the proposal is not submitted to the Company 90-150 days before the anniversary of the last annual meeting of Shareholders.

Under the CBCA, Shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by the Company in connection with our 2023 annual meeting of Shareholders must submit their proposals between April 18, 2023 and June 17, 2024, which is the 60-day period between 90 and 150 days before the anniversary date of the 2022 Meeting.

HOUSEHOLDING OF MEETING MATERIALS

Some Intermediaries have adopted a procedure called “householding.” Under this procedure, some Intermediaries may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement to multiple shareholders who share the same address, unless contrary instructions have been received from the affected Shareholders. This procedure reduces the environmental impact of our annual meetings and reduces Canopy’s printing and mailing costs. Once you have received notice from your Intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your Intermediary.

DISTRIBUTION OF CERTAIN DOCUMENTS

This Proxy Statement is available at www.canopygrowth.com/investors/investor-events/special-meeting-2022.

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at www.canopygrowth.com, on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com. We will furnish copies of our filings (without exhibits), including this Proxy Statement, without charge to any Shareholder upon written request to 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Investor Relations, by telephone at 1-855-558-9333 x 122 or by email request to invest@canopygrowth.com.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com.

By order of the Board of Directors,

David Klein
Chief Executive Officer

Ontario, Canada

                , 2022

Appendix A

AMENDMENT PROPOSAL

“BE IT RESOLVED THAT:

1.	The articles of Canopy Growth Corporation (the “Company”) shall be amended as follows:

(a)	to create an unlimited number of shares of a class designated as “Exchangeable Shares”;

(b)	to restate the rights, privileges, restrictions and conditions attaching to the common shares in the capital of the Company (the “Common Shares”);

(c)	after giving effect to the foregoing, the authorized capital of the Company shall consist of an unlimited number of Common Shares and an unlimited number of Exchangeable Shares; and

(d)

to provide that the rights, privileges restrictions and conditions attached to the Common Shares as a class and the Exchangeable Shares as a class shall be substantially as set out in Appendix B to the proxy statement of the Company dated                , 2022, or with such other terms and conditions a may be deemed appropriate by the Board of Directors of the Company.

2.	The Company shall deliver the articles of amendment reflecting such share reorganization in the prescribed form to the Director appointed under the Canada Business Corporations Act.

3.

Notwithstanding that this resolution has been duly passed by the holders of Common Shares of the Company, the directors of the Company are hereby authorized and empowered, if they decide not to proceed with the aforementioned resolution, to revoke this resolution at any time prior to the implementation of the share reorganization, without further notice to, or approval of, the shareholders of the Company.

4.

Any one or more director or officer of the Company is hereby authorized, for and on behalf and in the name of the Company, to execute and deliver, whether under corporate seal of the Company or otherwise, the articles of amendment reflecting such share reorganization and all such agreements, forms, waivers, notices, certificates, confirmations and other documents and instruments and to do or cause to be done all such other acts and things, as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.”

A-1

Appendix B

PROPOSED ARTICLES OF AMENDMENT

ARTICLES OF AMENDMENT

SCHEDULE “A”

I.	The Articles of the Corporation are hereby amended as follows:

1.	to increase the authorized capital by creating an unlimited number of exchangeable shares (the “Exchangeable Shares”);

2.

to restate the rights, privileges, restrictions and conditions attaching to the common shares in the capital of the Corporation (the “Common Shares”) by replacing them in their entirety with the rights, privileges, restrictions and conditions set out herein; and

3.

to provide, that after giving effect to the foregoing, the Corporation be and is hereby authorized to issue an unlimited number of Common Shares and an unlimited number of Exchangeable Shares having the rights, privileges, restrictions and conditions set forth in Exhibit “A”, attached hereto;

EXHIBIT “A”

PROVISIONS ATTACHING TO THE COMMON SHARES AND EXCHANGEABLE SHARES

COMMON SHARES

1.

Voting Rights. The holders of the Common Shares shall be entitled to receive notice of and to attend and shall be entitled to one vote at any meeting of the shareholders of the Corporation for each Common Share held.

2.	Dividends. The holders of the Common Shares shall be entitled to receive dividends as and when the directors shall in their discretion declare dividends on the Common Shares and pay the same.

3.

Dissolution. The holders of the Common Shares shall be entitled to receive the remaining property of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

4.

Conversion Right. Each issued and outstanding Common Share may at any time, at the option of the holder, be converted for one Exchangeable Share. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the person appointed by the Corporation as the transfer agent and registrar of the Common Shares and the Exchangeable Shares (the “Transfer Agent”) accompanied by the certificate or certificates representing the Common Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Common Shares in respect of which the right of conversion is being exercised or by his, her or its duly authorized attorney and must specify the number of Common Shares which the holder wishes to have converted. Upon receipt of the conversion notice and share certificate(s) or other evidence of ownership satisfactory to the Transfer Agent, the Corporation will cause the Transfer Agent to issue a share certificate or other evidence of ownership representing Exchangeable Shares on the basis set out above to the registered holder of the Common Shares. If fewer than all of the Common Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted. Common Shares converted into Exchangeable Shares hereunder will automatically be cancelled.

5.

Subdivision or Consolidation. No subdivision or consolidation of the Common Shares may be carried out unless, at the same time, the Exchangeable Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of securities.

EXCHANGEABLE SHARES

1.

Voting Rights. The holders of Exchangeable Shares shall not be entitled as such to vote at meetings of the shareholders of the Corporation except as otherwise provided by the Canada Business Corporations Act or as required by applicable law or as required by an order of a court of competent jurisdiction; provided that the holders of Exchangeable Shares shall, however, be entitled to receive notice of any meeting of the shareholders of the Corporation and to receive notice of and to attend any meeting of the shareholders of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or assets, or a substantial part thereof.

2.	Dividends. The holders of the Exchangeable Shares shall not be entitled to receive any dividends.

3.

Dissolution. In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Exchangeable Shares shall not be entitled to receive any amount, property or assets of the Corporation.

4.

Conversion Right. Each issued and outstanding Exchangeable Share may at any time, at the option of the holder, be converted for one Common Share. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the Transfer Agent accompanied by the certificate or certificates representing the Exchangeable Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Exchangeable Shares in respect of which the right of conversion is being exercised or by his, her or its duly authorized attorney and must specify the number of Exchangeable Shares which the holder wishes to have converted. Upon receipt of the conversion notice and share certificate(s) or other evidence of ownership satisfactory to the Transfer Agent, the Corporation will cause the Transfer Agent to issue a share certificate or other evidence of ownership representing Common Shares on the basis set out above to the registered holder of the Exchangeable Shares. If fewer than all of the Exchangeable Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted. Exchangeable Shares converted into Common Shares hereunder will automatically be cancelled.

5.

Change of Control Adjustment. Upon any consolidation, amalgamation, arrangement, merger, redemption, compulsory acquisition or similar transaction of or involving the Common Shares, or a sale or conveyance of all or substantially all the consolidated assets of the Corporation and its subsidiaries to any other body corporate, trust, partnership or other entity (each a “Change of Control”), each Exchangeable Share that is outstanding on the effective date of a Change of Control shall remain outstanding and, upon the conversion of such Exchangeable Share thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares that the holder thereof would have been entitled to receive prior to such effective date, the number of shares or other securities or property (including cash) that such holder would have been entitled to receive on such Change of Control, if, on the effective date of such Change of Control, the holder had been the registered holder of the number of Common Shares which it was entitled to acquire upon the exchange of the Exchangeable Share as of such date (the “Adjusted Exchange Consideration”); provided that, in the event that, in connection with a Change of Control, the Exchangeable Shares are to be exchanged for securities of another body corporate, trust, partnership or other entity that are substantially equivalent in all respects to the terms of the Exchangeable Shares (the “Alternative Exchangeable Security”), as determined by the board of directors of the Corporation, acting reasonably, using the same exchange ratio as is applicable for the Common Shares in connection with such Change of Control, then in such circumstances, each Exchangeable Share that is outstanding on the effective date of a Change of Control shall be exchanged for the Alternative Exchangeable Security.

If the Adjusted Exchange Consideration includes cash, then (a) the Corporation shall use its commercially reasonable efforts to ensure that such cash is neither derived in a manner that violates, or derived from any business or operations in violation of, the Controlled Substances Act (21 U.S.C. § 801, et seq.), and (b) the Corporation shall, or shall cause the other body corporate, trust, partnership or other entity resulting from or party to such Change of Control to, deposit with an escrow agent appointed by the Corporation on the closing date of the Change of Control the aggregate cash that would be payable to holders of Exchangeable Shares if all of the outstanding Exchangeable Shares were exchanged immediately following the Change of Control. All such funds shall be held by the escrow agent in a segregated interest-bearing account for the benefit of the holders of Exchangeable Shares, and shall solely be used to satisfy the cash portion of the Adjusted Exchange Consideration upon exchanges of Exchangeable Shares from time to time (with holders of Exchangeable Shares being entitled to any accumulated interest on the funds from the date of initial deposit to and including the business day immediately preceding the date of exchange, on a pro rata basis).

If, in connection with a Change of Control, a holder of a Common Share may elect a form of consideration (including, without limitation, shares, other securities, cash or other property) from options made available, then each holder of Exchangeable Shares shall be deemed to have elected to receive an equal percentage of each of the different types of consideration offered, unless otherwise agreed in writing by such holder of Exchangeable Shares in accordance with the terms of the transaction and prior to any applicable election deadline; provided that if the option made available is between two securities, one of which is an Alternative Exchangeable Security, then all holders of Exchangeable Shares shall be deemed to have elected to receive solely Alternative Exchangeable Securities. In such case, the Adjusted Exchange Consideration shall equal the consideration that a holder of Common Shares making an election on the terms set forth in the preceding sentence would have received in the transaction. After any adjustment pursuant to these terms, the term “Common Shares”, where used above, shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this section, the holder is entitled to receive upon the exchange of Exchangeable Shares, and the number of Common Shares indicated by any exchange of an Exchangeable Share shall be interpreted to mean the number of Common Shares or other property or securities the holder of the Exchangeable Share is entitled to receive upon the exchange of an Exchangeable Share as a result of such adjustment and all prior adjustments pursuant to these terms.

6.

Subdivision or Consolidation. No subdivision or consolidation of the Exchangeable Shares may be carried out unless, at the same time, the Common Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of securities.

BROKER ADDRESS 123 ANY STREET ANY CITY/PROVINCE A1A 1A1 PROXY FORM C LOGO HERE E: Special Meeting Canopy Growth Corporation 010 M 1/1 WHEN: 81 1 Tuesday, January 10, 2023 at 1:00 pm EST 2 V: OF S91970 S:3 E:2 WHERE: JOHN A. SAMPLE 1 A:A www.virtualshareholdermeeting.com/WEEDSPECIAL2023 123 ANY STREET ANYCITY PR A1A 1A1 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX CONTROL NO.:âž”    PROXY DEPOSIT DATE: January 6, 2023 at 1:00 pm EST The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. INSTRUCTIONS:     1.    This Form of Proxy is solicited by and on behalf of management of the issuer. 2.    You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person:     •    Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or •    Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Virtual Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.     3.    This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein. 4.    If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required. 5.    In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. If you vote by Internet or telephone, do not mail back this Form of Proxy. 6.    If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder. 7.    This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 8.    Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular.     9.    If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.     10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular.

PROXY FORM

Canopy Growth Corporation

MEETING TYPE: Special Meeting
MEETING DATE: , , 2023 at EST
RECORD DATE: , 2022
PROXY DEPOSIT DATE: , 2023 at EST **CUID:**
ACCOUNT NO: **CUSIP:**

CONTROL NO.: →

STEP 2 **APPOINT A PROXY (OPTIONAL)**

APPOINTEE(S): **David Klein, or failing him, Judy Hong**

Change Appointee

PLEASE PRINT APPOINTEE NAME INSIDE THE BOX

→ ☐

MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY

→ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY

R3

STEP 3 **COMPLETE YOUR VOTING DIRECTIONS**

ITEM(S): ***VOTING RECOMMENDATIONS ARE INDICATED BY*** HIGHLIGHTED TEXT ***OVER THE BOXES*** (FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

To receive future proxy materials by mail check the box to the right. To request materials for this meeting refer to the notice included in the package with this form. ☐

STEP 4 **THIS DOCUMENT MUST BE SIGNED AND DATED**

SIGNATURE(S) ***INVALID IF NOT SIGNED***

M M D D Y Y

PROXY FORM Canopy Growth Corporation MEETING TYPE: Special Meeting MEETING DATE: Tuesday, January 10, 2023 at 1:00 pm EST RECORD DATE: November 18, 2022 PROXY DEPOSIT DATE: January 6, 2023 at 1:00 pm EST CUID: ACCOUNT NO: CUSIP: CONTROL NO.: âž” APPOINTEE(S): David Klein, or failing him, Judy Hong Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER PLEASE PRINT APPOINTEE NAME INSIDE THE BOX FOR YOUR APPOINTEE